UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.23

ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

ANNUAL REPORT

December 8, 2023

This report provides management’s discussion of fund performance for the AB High Income Fund for the annual reporting period ended October 31, 2023.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	1.33%	8.21%

Class C Shares[1]	0.93%	7.46%

Advisor Class Shares[2]	1.46%	8.46%

Class R Shares[1,2]	0.64%	7.40%

Class K Shares[2]	0.95%	7.89%

Class I Shares[2]	1.28%	8.42%

Class Z Shares[2]	1.32%	8.51%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	1.26%	9.06%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM /33% Bloomberg US Corporate HY 2% Issuer Capped Index	-1.88%	6.78%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with account principles generally accepted in the United States of America.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2023.

During the 12-month period, all share chasses of the Fund underperformed the primary benchmark, but outperformed the blended benchmark, before sales charges. In the 12-month period, industry allocation was the primary contributor to performance, relative to the benchmark,

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from off-benchmark exposure to collateralized mortgage obligations (“CMOs”), US high-yield credit default swaps, Australian credit default swaps and eurozone credit default swaps that were partially offset by losses from off-benchmark exposure to investment-grade credit default swaps in the US and exposure to eurozone treasury bonds. Security selection also contributed, from selection in consumer cyclical-other, consumer cyclical-entertainment, energy and sovereign bonds that exceeded losses from selection in banking and communications-media. Overall yield-curve positioning in the US added to performance. Off-benchmark country allocation to the eurozone also added to performance. Currency decisions did not impact performance during the period.

Over the six-month period, Class C, Class K and Class R shares underperformed the primary benchmark, while all other share classes outperformed; all share classes outperformed the blended benchmark, before sales charges. Industry allocation added the most to relative performance, mainly from off-benchmark exposure to collateralized loan obligations, CMOs, credit default swaps in Australia and asset-backed securities that were greater than a loss from off-benchmark exposure to US investment-grade credit default swaps. Security selection in energy, consumer cyclical-entertainment and technology also contributed. Country allocation to Canada and the eurozone also contributed. Overall yield-curve positioning in the US detracted from results. A long position in the euro was a minor detractor to performance.

During both periods, the Fund used derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively obtain high-yield credit exposure. Total return swaps were used to create synthetic high-yield exposure in the Fund. Purchased options and written options were utilized as part of put spread for downside protection.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds, especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-

abfunds.com	AB HIGH INCOME FUND | 3

market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization), and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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DISCLOSURES AND RISKS (continued)

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional

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DISCLOSURES AND RISKS (continued)

risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB High Income Fund Class A shares (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			9.70%

1 Year	8.21%	3.54%

5 Years	1.99%	1.11%

10 Years	2.91%	2.46%

CLASS C SHARES			9.26%

1 Year	7.46%	6.46%

5 Years	1.14%	1.14%

10 Years[2]	2.07%	2.07%

ADVISOR CLASS SHARES[3]			10.38%

1 Year	8.46%	8.46%

5 Years	2.24%	2.24%

10 Years	3.16%	3.16%

CLASS R SHARES[3]			5.66%

1 Year	7.40%	7.40%

5 Years	1.48%	1.48%

10 Years	2.46%	2.46%

CLASS K SHARES[3]			6.21%

1 Year	7.89%	7.89%

5 Years	1.83%	1.83%

10 Years	2.80%	2.80%

CLASS I SHARES[3]			10.17%

1 Year	8.42%	8.42%

5 Years	2.22%	2.22%

10 Years	3.17%	3.17%

CLASS Z SHARES[3]			10.44%

1 Year	8.51%	8.51%

5 Years	2.29%	2.29%

10 Years	3.22%	3.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.64%, 0.65%, 1.31%, 1.00%, 0.66% and 0.57% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.80%

5 Years	0.93%

10 Years	2.79%

CLASS C SHARES

1 Year	9.68%

5 Years	0.97%

10 Years[1]	2.42%

ADVISOR CLASS SHARES[2]

1 Year	11.75%

5 Years	2.06%

10 Years	3.51%

CLASS R SHARES[2]

1 Year	11.16%

5 Years	1.40%

10 Years	2.86%

CLASS K SHARES[2]

1 Year	11.51%

5 Years	1.72%

10 Years	3.18%

CLASS I SHARES[2]

1 Year	11.87%

5 Years	2.08%

10 Years	3.54%

CLASS Z SHARES[2]

1 Year	11.97%

5 Years	2.15%

Since Inception	3.52%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.30	$4.47	0.88%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%
Class C
Actual	$1,000	$1,007.80	$8.20	1.62%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%
Advisor Class
Actual	$1,000	$1,014.60	$3.20	0.63%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%
Class R
Actual	$1,000	$1,008.00	$9.77	1.93%
Hypothetical**	$1,000	$1,015.48	$9.80	1.93%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,009.50	$7.80	1.54%
Hypothetical**	$1,000	$1,017.44	$7.83	1.54%
Class I
Actual	$1,000	$1,012.80	$3.50	0.69%
Hypothetical**	$1,000	$1,021.73	$3.52	0.69%
Class Z
Actual	$1,000	$1,013.20	$2.94	0.58%
Hypothetical**	$1,000	$1,022.28	$2.96	0.58%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,856.4

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.2% or less in the following security types: Asset-Backed Securities, Preferred Stocks, Purchased Options – Puts and Rights.

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PORTFOLIO SUMMARY (continued)

October 31, 2023 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Bahrain, Cayman Islands, Chile, China, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Ghana, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Ivory Coast, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Macau, Netherlands, Nigeria, Norway, Panama, Peru, Senegal, Slovenia, South Africa, South Korea, Sweden, Switzerland, Trinidad & Tobago, Turkey, Ukraine, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 53.9%
Industrial – 48.3%
Basic – 2.6%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)	U.S.$	2,679	$2,645,355
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		6,778	4,607,517
7.50%, 09/30/2029(a)		2,128	1,149,758
Constellium SE 3.125%, 07/15/2029(a)	EUR	4,303	3,758,756
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)	U.S.$	2,051	1,814,553
Element Solutions, Inc. 3.875%, 09/01/2028(a)		4,145	3,527,517
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		1,355	433,572
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		12,055	9,716,820
4.50%, 09/15/2027(a)		1,475	1,327,016
6.125%, 04/15/2032(a)		8,381	7,403,392
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		1,084	952,662
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)	EUR	111	101,638
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	3,288	2,692,748
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		3,201	2,671,193
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		4,418	3,653,001
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		16,121	– 0	–
Olympus Water US Holding Corp. 7.125%, 10/01/2027(a)		2,996	2,778,966
9.75%, 11/15/2028(a)		6,092	5,953,696
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)	EUR	1,267	1,237,406
5.375%, 11/01/2026(a)	U.S.$	6,449	5,708,050
Sealed Air Corp. 6.875%, 07/15/2033(a)		2,036	1,918,495
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		1,970	1,873,729

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SNF Group SACA 3.125%, 03/15/2027(a)	U.S.$	1,487	$1,314,027
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		5,197	4,155,316
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		2,579	2,319,941
5.625%, 08/15/2029(a)		1,965	1,522,920

			75,238,044

Capital Goods – 3.9%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	5,856	3,613,877
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	5,355	4,015,766
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		6,327	5,584,334
5.25%, 04/30/2025(a)		3,241	3,115,411
5.25%, 08/15/2027(a)		1,966	1,425,350
Ball Corp. 6.00%, 06/15/2029		5,894	5,645,087
Bombardier, Inc. 6.00%, 02/15/2028(a)		288	255,699
7.50%, 02/01/2029(a)		830	768,789
7.875%, 04/15/2027(a)		3,332	3,208,248
Calderys Financing LLC 11.25%, 06/01/2028(a)		7,661	7,741,411
Chart Industries, Inc. 7.50%, 01/01/2030(a)		3	2,948
Crown Americas LLC 5.25%, 04/01/2030		890	805,462
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		7,472	7,092,120
EnerSys 4.375%, 12/15/2027(a)		5,050	4,519,617
Enviri Corp. 5.75%, 07/31/2027(a)		5,339	4,523,257
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	5,370,710
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		4,622	4,106,343
Madison IAQ LLC 5.875%, 06/30/2029(a)		1,225	948,858
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	6,986	7,275,141

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	1,142	$1,073,905
Stericycle, Inc. 3.875%, 01/15/2029(a)		2,516	2,144,289
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		2,961	2,695,508
TransDigm, Inc. 4.625%, 01/15/2029		3,591	3,093,921
4.875%, 05/01/2029		3,750	3,254,736
6.75%, 08/15/2028(a)		13,387	13,010,380
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		3,934	3,885,079
Triumph Group, Inc. 7.75%, 08/15/2025		1,658	1,575,235
9.00%, 03/15/2028(a)		8,778	8,495,766
Trivium Packaging Finance BV 3.75%, 08/15/2026(a)	EUR	132	126,206
WESCO Distribution, Inc. 7.25%, 06/15/2028(a)	U.S.$	2,164	2,152,282

			111,525,735

Communications - Media – 7.1%
Altice Financing SA 5.75%, 08/15/2029(a)		11,729	9,057,669
AMC Networks, Inc. 4.25%, 02/15/2029		4,017	2,516,987
4.75%, 08/01/2025		3,337	3,044,481
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		1,056	853,152
Banijay Entertainment SASU 8.125%, 05/01/2029(a)		2,903	2,837,283
Series X 7.00%, 05/01/2029	EUR	2,077	2,175,117
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	U.S.$	995	718,372
4.50%, 08/15/2030(a)		23,087	18,535,097
4.50%, 06/01/2033(a)		13,557	10,113,553
4.75%, 03/01/2030(a)		1,939	1,599,909
4.75%, 02/01/2032(a)		25,422	19,845,854
6.375%, 09/01/2029(a)		5,119	4,695,143
7.375%, 03/01/2031(a)		2,542	2,402,232
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		583	517,936
CSC Holdings LLC 4.50%, 11/15/2031(a)		6,832	4,513,152
4.625%, 12/01/2030(a)		4,460	2,254,986

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2031(a)	U.S.$	330	$169,338
5.375%, 02/01/2028(a)		9,343	7,441,913
5.75%, 01/15/2030(a)		9,902	5,197,974
7.50%, 04/01/2028(a)		2,326	1,498,097
11.25%, 05/15/2028(a)		2,417	2,306,177
DISH DBS Corp. 5.125%, 06/01/2029		4,409	2,266,789
5.25%, 12/01/2026(a)		9,108	7,358,254
5.75%, 12/01/2028(a)		9,476	6,774,673
5.875%, 11/15/2024		953	874,378
7.375%, 07/01/2028		6,580	3,697,378
DISH Network Corp. 3.375%, 08/15/2026(i)		4,275	2,186,072
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		8,103	5,081,458
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		5,920	4,340,561
6.375%, 05/01/2026		232	189,214
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		4,643	3,645,827
6.75%, 10/15/2027(a)		5,536	5,012,495
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		6,531	5,507,552
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		5,030	3,856,403
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		82	62,201
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		7,439	4,672,093
5.50%, 03/01/2030(a)(j)		4,371	2,371,431
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		1,700	1,278,907
4.00%, 07/15/2028(a)		26,374	22,420,857
5.50%, 07/01/2029(a)		110	97,500
Univision Communications, Inc. 4.50%, 05/01/2029(a)		5,716	4,544,911
7.375%, 06/30/2030(a)		8,775	7,738,010
Urban One, Inc. 7.375%, 02/01/2028(a)		3,954	3,285,621
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		4,106	2,990,302
Ziggo BV 4.875%, 01/15/2030(a)		900	714,738

			203,262,047

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.3%
Altice France Holding SA 10.50%, 05/15/2027(a)	U.S.$	9,715	$5,346,601
Altice France SA/France 5.125%, 07/15/2029(a)		18,806	12,838,918
5.50%, 01/15/2028(a)		1,537	1,142,056
5.50%, 10/15/2029(a)		3,911	2,691,870
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		4,271	3,975,747
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		1,767	1,400,469
Embarq Corp. 7.995%, 06/01/2036		4,321	2,372,446
Frontier Communications Holdings LLC 8.625%, 03/15/2031(a)		2,925	2,751,410
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(d)(e)(x)		7,915	– 0	–
9.75%, 07/15/2025(b)(d)(e)(g)(k)(x)		1,446	– 0	–
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)		3,785	1,922,531
4.25%, 07/01/2028(a)		4,638	2,619,238
4.625%, 09/15/2027(a)		3,256	2,192,874
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	3,690	3,623,390
Telecom Italia Capital SA 7.721%, 06/04/2038	U.S.$	6,995	6,180,241
United Group BV 3.625%, 02/15/2028(a)	EUR	752	655,050
4.00%, 11/15/2027(a)		1,816	1,650,381
4.625%, 08/15/2028(a)		344	304,779
Series 2021-1A 8.60% (EURIBOR 3 Month + 4.88%), 02/01/2029(l)		1,700	1,758,010
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	900	709,669
4.75%, 07/15/2031(a)		12,630	10,166,174

			64,301,854

Consumer Cyclical - Automotive – 3.4%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		3,279	3,041,034
Aston Martin Capital Holdings Ltd. 10.50%, 11/30/2025(a)		3,409	3,378,754
15.00% (8.89% Cash and 6.11% PIK), 11/30/2026(a)(f)		4,764	5,251,643

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	1,055	$1,065,616
Dana, Inc. 4.25%, 09/01/2030	U.S.$	3,854	3,056,234
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		8,346	7,822,719
Exide Technologies 11.00%, 10/31/2024(b)(d)(e)(g)(x)		26,083	– 0	–
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031		3,843	3,129,686
IHO Verwaltungs GmbH 4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(f)		1,575	1,440,892
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		7,018	6,540,558
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(f)	EUR	1,751	1,910,859
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(a)	U.S.$	6,351	5,485,703
5.875%, 01/15/2028(a)(j)		4,095	3,675,885
7.75%, 10/15/2025(a)		4,597	4,600,168
Mclaren Finance PLC 7.50%, 08/01/2026(a)		9,232	7,925,406
PM General Purchaser LLC 9.50%, 10/01/2028(a)		5,980	5,621,679
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		5,613	4,463,266
Tenneco, Inc. 8.00%, 11/17/2028(a)		11,595	9,304,997
Titan International, Inc. 7.00%, 04/30/2028		7,168	6,547,805
ZF Europe Finance BV 2.00%, 02/23/2026(a)(h)	EUR	1,200	1,166,492
ZF Finance GmbH Series E 2.00%, 05/06/2027(a)		200	186,076
3.75%, 09/21/2028(a)		100	95,040
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	9,312	8,996,865
6.875%, 04/14/2028(a)		1,539	1,494,457
7.125%, 04/14/2030(a)		1,539	1,494,816

			97,696,650

Consumer Cyclical - Entertainment – 3.1%
Carnival Corp. 4.00%, 08/01/2028(a)		8,433	7,340,153
5.75%, 03/01/2027(a)		5,811	5,186,548

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.00%, 08/15/2029(a)	U.S.$	1,418	$1,389,640
7.625%, 03/01/2026(a)	EUR	1,630	1,685,216
Carnival PLC 1.00%, 10/28/2029		737	478,116
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.50%, 05/01/2025(a)	U.S.$	12,465	12,224,544
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		1,512	1,373,276
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	2,973	2,674,359
NCL Corp., Ltd. 5.875%, 03/15/2026(a)	U.S.$	3,909	3,514,674
8.125%, 01/15/2029(a)		3,062	2,993,387
8.375%, 02/01/2028(a)		768	758,881
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		6,220	5,732,783
5.50%, 08/31/2026(a)		5,098	4,818,704
5.50%, 04/01/2028(a)		20,172	18,394,614
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		4,269	3,718,213
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		3,967	3,650,653
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		2,430	2,188,460
7.00%, 02/15/2029(a)		6,171	5,579,866
9.125%, 07/15/2031(a)		3,056	3,002,091
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		3,318	2,985,566

			89,689,744

Consumer Cyclical - Other – 3.2%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		1,124	1,098,468
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		5,889	4,482,765
6.25%, 09/15/2027(a)		5,404	4,727,313
Builders FirstSource, Inc. 6.375%, 06/15/2032(a)		2,339	2,143,731
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		1,674	1,647,470
7.00%, 02/15/2030(a)		4,502	4,333,258
Castle UK Finco PLC 7.00%, 05/15/2029	GBP	2,900	2,699,253
Series U 9.031% (EURIBOR 3 Month + 5.25%), 05/15/2028(l)	EUR	2,233	2,021,415

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	2,523	$2,265,474
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		6,001	5,664,101
Forestar Group, Inc. 3.85%, 05/15/2026(a)		2,881	2,575,610
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		6,167	4,874,595
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,162	922,398
5.00%, 06/01/2029(a)		6,848	5,762,353
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		838	760,058
Mattamy Group Corp. 4.625%, 03/01/2030(a)		6,691	5,471,092
MGM Resorts International 4.75%, 10/15/2028		4,015	3,504,940
5.50%, 04/15/2027		4,386	4,095,559
Playtech PLC 4.25%, 03/07/2026(a)	EUR	776	781,957
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028	U.S.$	3,292	2,909,444
4.75%, 04/01/2029		4,530	3,837,579
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		4,781	4,595,517
Travel + Leisure Co. 4.50%, 12/01/2029(a)		3,509	2,892,722
4.625%, 03/01/2030(a)		10,068	8,194,516
6.625%, 07/31/2026(a)		3,533	3,439,001
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		2,353	2,177,101
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		5,631	4,808,097

			92,685,787

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		4,965	4,436,520
4.00%, 10/15/2030(a)		1,843	1,510,609
4.375%, 01/15/2028(a)		83	74,738

			6,021,867

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 2.4%
Arko Corp. 5.125%, 11/15/2029(a)	U.S.$	4,612	$3,737,856
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		3,368	2,846,902
Bath & Body Works, Inc. 6.625%, 10/01/2030(a)		2,465	2,271,309
6.75%, 07/01/2036		1,479	1,277,742
6.875%, 11/01/2035		9,394	8,288,885
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		1,082	1,033,640
Carvana Co. 5.50%, 04/15/2027(a)		1,469	1,023,938
12.00%, 12/01/2028(a)(f)(h)		3,397	2,538,651
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,246	1,027,764
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		99	85,382
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		3,885	3,216,276
LCM Investments Holdings II LLC 8.25%, 08/01/2031(a)		1,588	1,517,881
Levi Strauss & Co. 3.50%, 03/01/2031(a)		3,914	3,065,701
Michaels Cos., Inc. (The) 5.25%, 05/01/2028(a)		4,220	3,039,186
7.875%, 05/01/2029(a)		4,330	2,414,580
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		6,621	6,191,990
Penske Automotive Group, Inc. 3.75%, 06/15/2029		885	729,371
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		2,529	2,329,700
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		6,301	5,250,491
4.875%, 11/15/2031(a)		525	418,272
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		4,261	3,978,516
Staples, Inc. 7.50%, 04/15/2026(a)		8,741	7,122,881
10.75%, 04/15/2027(a)		2,830	1,559,294
White Cap Buyer LLC 6.875%, 10/15/2028(a)		2,257	1,976,153
William Carter Co. (The) 5.625%, 03/15/2027(a)		1,991	1,901,297

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)	U.S.$	798	$594,230

			69,437,888

Consumer Non-Cyclical – 6.5%
AdaptHealth LLC 5.125%, 03/01/2030(a)		2,000	1,521,480
6.125%, 08/01/2028(a)		132	109,108
AHP Health Partners, Inc. 5.75%, 07/15/2029(a)		781	643,672
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,088,461
4.875%, 02/15/2030(a)		2,263	2,020,806
5.875%, 02/15/2028(a)		1,997	1,913,946
6.50%, 02/15/2028(a)		6,117	6,005,222
7.50%, 03/15/2026(a)		333	338,344
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028(a)		8,167	8,116,775
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		10,910	5,419,340
6.25%, 02/15/2029(a)		4,938	1,796,878
CAB SELAS 3.375%, 02/01/2028(a)	EUR	4,859	4,284,130
Cheplapharm Arzneimittel GmbH 7.50%, 05/15/2030(a)		3,400	3,579,624
CHS/Community Health Systems, Inc.
4.75%, 02/15/2031(a)	U.S.$	1,291	868,327
5.625%, 03/15/2027(a)		697	569,417
6.00%, 01/15/2029(a)		11,502	8,715,383
6.125%, 04/01/2030(a)		7,452	2,888,579
6.875%, 04/01/2028(a)		2,898	1,248,322
8.00%, 03/15/2026(a)		2,265	2,071,898
DaVita, Inc. 3.75%, 02/15/2031(a)		823	591,921
4.625%, 06/01/2030(a)		14,083	11,041,376
Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)(j)		8,007	7,657,782
Embecta Corp. 5.00%, 02/15/2030(a)		9,223	7,320,706
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		5,910	2,322,665
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		1,196	1,156,091
Garden Spinco Corp. 8.625%, 07/20/2030(a)		3,395	3,501,973
Grifols SA 3.875%, 10/15/2028(a)	EUR	6,477	5,716,215

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	3,656	$3,561,289
Iceland Bondco PLC 9.254% (EURIBOR 3 Month + 5.50%), 12/15/2027(l)		1,447	1,514,723
10.875%, 12/15/2027(a)	GBP	430	525,910
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	3,948	3,510,529
6.50%, 05/15/2030(a)	U.S.$	898	871,222
Jazz Securities DAC 4.375%, 01/15/2029(a)		3,447	2,989,845
Kronos Acquisition Holdings, Inc./ KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		8,625	7,363,530
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		3,671	3,119,837
Medline Borrower LP 3.875%, 04/01/2029(a)		6,982	5,892,300
5.25%, 10/01/2029(a)		14,103	12,008,212
ModivCare, Inc. 5.875%, 11/15/2025(a)		249	237,092
Newell Brands, Inc. 4.875%, 06/01/2025		748	718,355
5.20%, 04/01/2026(h)		736	694,454
6.375%, 09/15/2027		1,346	1,260,636
6.50%, 04/01/2046(h)		1,969	1,381,781
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		5,828	5,034,791
5.125%, 04/30/2031(a)		3,884	3,034,936
Perrigo Finance Unlimited Co. 4.65%, 06/15/2030(h)		200	167,052
Post Holdings, Inc. 4.50%, 09/15/2031(a)		5,969	4,845,075
4.625%, 04/15/2030(a)		414	347,374
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		9,327	7,883,480
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		6,224	5,861,258
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		6,864	5,507,883
Tenet Healthcare Corp. 6.125%, 06/15/2030		1,026	951,671
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		3,651	2,995,494

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

US Acute Care Solutions LLC 6.375%, 03/01/2026(a)	U.S.$	10,570	$9,030,345

			185,817,515

Energy – 5.7%
Berry Petroleum Co., LLC 7.00%, 02/15/2026(a)		1,215	1,166,420
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		2,179	2,181,879
Callon Petroleum Co. 7.50%, 06/15/2030(a)		4,640	4,494,546
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		2,387	2,347,577
7.00%, 06/15/2025(a)		9,430	9,274,260
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		3,111	2,909,532
8.375%, 07/01/2028(a)		4,027	4,055,904
8.625%, 11/01/2030(a)		1,307	1,330,293
8.75%, 07/01/2031(a)		3,909	3,947,035
CNX Resources Corp. 6.00%, 01/15/2029(a)		635	583,068
7.25%, 03/14/2027(a)		81	79,766
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		1,289	1,174,142
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		4,001	3,870,368
9.25%, 02/15/2028(a)		538	545,589
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		6,469	6,309,725
EnLink Midstream Partners LP Series C 9.78% (SOFR + 4.37%), 12/01/2023(l)(m)		12,323	10,982,021
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		3,942	3,454,104
4.75%, 01/15/2031(a)		3,829	3,206,940
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,230	1,173,283
7.75%, 02/01/2028		5,793	5,463,313
8.00%, 01/15/2027		1,883	1,810,919
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		6,162	5,476,982
7.00%, 08/01/2027		2,149	2,024,875
Gulfport Energy Corp. 6.00%, 10/15/2024(b)(k)(x)		2,508	1,555
6.375%, 05/15/2025(b)(k)(x)		9,574	5,936

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.375%, 01/15/2026(b)(k)(x)	U.S.$	9,247	$5,733
6.625%, 05/01/2023(b)(c)(x)		619	384
8.00%, 05/17/2026(a)		3,335	3,333,898
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		4,243	3,646,921
5.125%, 06/15/2028(a)		2,208	2,046,907
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,024	922,198
6.00%, 02/01/2031(a)		1,461	1,280,277
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		2,299	2,318,302
ITT Holdings LLC 6.50%, 08/01/2029(a)		10,492	8,801,953
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		10,225	9,783,514
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,898	1,778,338
7.50%, 01/15/2028(a)		7,663	6,758,103
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		3,789	3,391,908
6.75%, 09/15/2025(a)		6,051	5,616,686
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		6,914	6,750,980
NuStar Logistics LP 6.375%, 10/01/2030		873	808,300
Southwestern Energy Co. 5.375%, 02/01/2029		1,481	1,370,210
8.375%, 09/15/2028		153	158,203
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)(h)		4,301	4,129,147
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/2028		1,917	1,816,764
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		614	520,500
6.00%, 09/01/2031(a)		269	226,367
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		3,908	3,845,713
Transocean, Inc. 8.75%, 02/15/2030		847	846,020
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		5,462	5,302,944
8.375%, 06/01/2031(a)		5,455	5,206,141
9.50%, 02/01/2029(a)		1,928	1,955,585
9.875%, 02/01/2032(a)		1,855	1,881,407

			162,373,435

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)	U.S.$	361	$324,268
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		2,847	2,805,621
7.75%, 03/15/2031(a)		2,629	2,639,048

			5,768,937

Services – 3.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,397	1,009,891
6.625%, 07/15/2026(a)		1,699	1,590,562
9.75%, 07/15/2027(a)		4,763	4,148,088
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	1,105	938,459
4.625%, 06/01/2028(a)	U.S.$	4,924	4,035,930
4.875%, 06/01/2028(a)	GBP	3,580	3,418,204
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	8,847	6,649,264
APX Group, Inc. 5.75%, 07/15/2029(a)		5,963	4,980,260
6.75%, 02/15/2027(a)		2,153	2,079,723
Aramark Services, Inc. 5.00%, 02/01/2028(a)		3,832	3,514,834
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	3,918,881
Garda World Security Corp. 4.625%, 02/15/2027(a)		378	337,352
7.75%, 02/15/2028(a)		4,912	4,722,501
9.50%, 11/01/2027(a)		495	449,713
ION Trading Technologies SARL 5.75%, 05/15/2028(a)		2,109	1,755,192
Korn Ferry 4.625%, 12/15/2027(a)		2,404	2,186,605
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		5,653	4,199,659
Monitronics International, Inc. 9.125%, 04/01/2020(b)(c)(d)(e)(x)		6,914	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		3,721	3,108,150
5.75%, 11/01/2028(a)(j)		13,626	10,163,482
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		7,757	6,851,849

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25%, 04/15/2024(a)	U.S.$	109	$108,389
6.25%, 01/15/2028(a)		13,331	12,374,214
Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	946	864,631
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)	U.S.$	265	245,174
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		9,092	7,095,004

			90,746,011

Technology – 2.6%
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		7,398	6,030,039
CommScope, Inc. 4.75%, 09/01/2029(a)		7,709	5,260,647
Entegris Escrow Corp. 5.95%, 06/15/2030(a)		7,475	6,837,814
Gen Digital, Inc. 6.75%, 09/30/2027(a)		4,989	4,860,967
7.125%, 09/30/2030(a)		2,161	2,103,313
GoTo Group, Inc. 5.50%, 09/01/2027(a)		5,905	3,101,902
Imola Merger Corp. 4.75%, 05/15/2029(a)		2,868	2,504,468
NCR Voyix Corp. 5.125%, 04/15/2029(a)		5,205	4,477,341
Playtika Holding Corp. 4.25%, 03/15/2029(a)		3,976	3,205,135
Presidio Holdings, Inc. 8.25%, 02/01/2028(a)		7,310	6,927,683
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		14,232	6,249,441
Seagate HDD Cayman 8.25%, 12/15/2029(a)		5,469	5,567,605
8.50%, 07/15/2031(a)		5,795	5,901,654
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		8,701	7,123,437
Virtusa Corp. 7.125%, 12/15/2028(a)		3,521	2,802,200

			72,953,646

Transportation - Airlines – 0.9%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		8,686	8,446,644
5.75%, 04/20/2029(a)		3,296	2,973,266

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)	U.S.$	10,679	$7,888,438
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		5,914	4,378,431
United Airlines, Inc. 4.625%, 04/15/2029(a)		1,152	973,954

			24,660,733

Transportation - Services – 1.0%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(a)	EUR	2,713	2,715,044
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)	U.S.$	6,655	5,735,914
5.375%, 03/01/2029(a)		837	717,346
5.75%, 07/15/2027(a)		1,477	1,355,798
BCP V Modular Services Finance PLC 6.75%, 11/30/2029		5,428	4,000,158
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)	EUR	538	470,878
Boels Top Holding BV 6.25%, 02/15/2029		2,823	2,959,576
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	4,427	3,736,579
5.00%, 12/01/2029(a)		7,404	5,322,607
Loxam SAS 2.875%, 04/15/2026(a)	EUR	934	906,517

			27,920,417

			1,380,100,310

Financial Institutions – 4.7%
Banking – 0.2%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(m)	U.S.$	993	580,031
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)(j)		4,441	4,056,070

			4,636,101

Brokerage – 0.7%
AG Issuer LLC 6.25%, 03/01/2028(a)		3,354	3,099,862
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		897	900,872
Aretec Escrow Issuer 2, Inc. 10.00%, 08/15/2030(a)		5,904	5,973,134

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NFP Corp. 6.875%, 08/15/2028(a)	U.S.$	4,358	$3,724,092
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		6,141	6,108,057

			19,806,017

Finance – 1.9%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		4,612	4,069,300
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		4,422	3,493,380
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		13,768	5,421,008
18.00%, 08/02/2027(e)		5,403	5,051,531
Encore Capital Group, Inc. 4.875%, 10/15/2025(a)	EUR	1,440	1,475,210
Enova International, Inc. 8.50%, 09/01/2024(a)	U.S.$	2,537	2,524,657
8.50%, 09/15/2025(a)		6,750	6,382,165
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		2,431	2,412,767
8.00%, 06/15/2028(a)		3,646	3,599,751
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		4,831	3,868,064
Navient Corp. 4.875%, 03/15/2028		6,959	5,760,149
5.00%, 03/15/2027		1,471	1,295,222
5.625%, 08/01/2033		1,834	1,249,543
6.75%, 06/25/2025		2,395	2,339,068
SLM Corp. 3.125%, 11/02/2026		1,440	1,258,213
Synchrony Financial 7.25%, 02/02/2033		5,285	4,486,719

			54,686,747

Insurance – 0.5%
Ardonagh Midco 2 PLC 11.50% (11.50% Cash or 12.75% PIK), 01/15/2027(a)(f)(j)		11,605	11,463,140
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		1,000	850,141
HUB International Ltd. 7.25%, 06/15/2030(a)		2,871	2,808,204

			15,121,485

Other Finance – 0.5%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		8,586	7,499,424

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Coinbase Global, Inc. 3.375%, 10/01/2028(a)	U.S.$	5,564	$4,090,674
3.625%, 10/01/2031(a)		2,379	1,617,943

			13,208,041

REITs – 0.9%
Aedas Homes Opco SLU Series 2022-1A 4.00%, 08/15/2026	EUR	8,929	8,781,656
Agps Bondco PLC 5.50%, 11/13/2026(a)(h)		1,200	500,102
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	5,028	4,190,229
Office Properties Income Trust 3.45%, 10/15/2031		3,882	1,931,217
Via Celere Desarrollos Inmobiliarios SA Series 2020-1A 5.25%, 04/01/2026	EUR	5,665	5,583,271
Vivion Investments SARL 3.00%, 08/08/2024(a)		2,500	2,427,229
Series E 7.90%, 02/28/2029(a)(f)(h)		2,400	1,884,874

			25,298,578

			132,756,969

Utility – 0.9%
Electric – 0.6%
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(a)		813	696,242
NRG Energy, Inc. 3.875%, 02/15/2032(a)	U.S.$	7,731	5,774,419
10.25%, 03/15/2028(a)(m)		3,572	3,446,980
Vistra Corp. 7.00%, 12/15/2026(a)(m)		3,713	3,394,171
8.00%, 10/15/2026(a)(m)		4,495	4,270,632

			17,582,444

Natural Gas – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		710	652,306
5.875%, 08/20/2026		530	496,898
UGI International LLC 2.50%, 12/01/2029(a)	EUR	4,535	3,889,096

			5,038,300

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Utility – 0.1%
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)	U.S.$	4,331	$4,139,514

			26,760,258

Total Corporates - Non-Investment Grade (cost $1,779,369,545)			1,539,617,537

CORPORATES - INVESTMENT GRADE – 18.5%
Industrial – 9.9%
Basic – 0.9%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)		4,684	3,588,881
7.25%, 02/13/2033(a)		899	777,509
8.50%, 01/12/2031(a)		2,141	2,010,745
8.50%, 01/12/2031		376	353,125
Celanese US Holdings LLC 6.35%, 11/15/2028		1,424	1,390,282
6.55%, 11/15/2030		3,449	3,314,011
Freeport Indonesia PT 4.763%, 04/14/2027(a)		696	659,335
Glencore Funding LLC 6.50%, 10/06/2033(a)		4,237	4,143,918
INEOS Finance PLC 3.375%, 03/31/2026(a)	EUR	1,428	1,424,473
Nexa Resources SA 6.50%, 01/18/2028(a)	U.S.$	3,219	3,005,741
Olin Corp. 5.125%, 09/15/2027		540	498,412
5.625%, 08/01/2029		3,127	2,858,500
UPL Corp., Ltd. 4.50%, 03/08/2028(a)		1,084	887,406
4.625%, 06/16/2030(a)		2,376	1,835,555

			26,747,893

Capital Goods – 0.1%
Howmet Aerospace, Inc. 5.90%, 02/01/2027		805	794,045
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		852	804,061
6.40%, 04/15/2033(a)		1,008	926,031
Textron Financial Corp. 7.361% (SOFR + 2.00%), 02/15/2042(a)(l)		125	98,004

			2,622,141

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.6%
Cox Communications, Inc. 5.70%, 06/15/2033(a)	U.S.$	1,610	$1,516,121
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		8,766	7,676,305
Discovery Communications LLC 4.125%, 05/15/2029		736	648,120
Prosus NV 3.061%, 07/13/2031(a)		2,872	2,075,020
4.027%, 08/03/2050(a)		1,341	730,845
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)		443	346,094
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		4,249	3,521,912
Weibo Corp. 3.375%, 07/08/2030		1,896	1,460,129

			17,974,546

Communications - Telecommunications – 0.2%
Sprint Capital Corp. 8.75%, 03/15/2032		3,300	3,710,662
Sprint LLC 7.625%, 03/01/2026		137	140,721
Xiaomi Best Time International Ltd. 3.375%, 04/29/2030(a)		2,112	1,670,170

			5,521,553

Consumer Cyclical - Automotive – 3.3%
Ford Motor Co. 3.25%, 02/12/2032		9,212	6,943,359
6.10%, 08/19/2032		17,381	16,082,778
Ford Motor Credit Co., LLC 2.70%, 08/10/2026		388	348,047
4.95%, 05/28/2027		6,465	6,059,429
5.113%, 05/03/2029		1,800	1,632,294
5.125%, 06/16/2025		538	522,758
6.80%, 05/12/2028		9,197	9,173,949
7.35%, 11/04/2027		14,621	14,797,097
General Motors Financial Co., Inc. 2.35%, 01/08/2031		952	708,352
2.70%, 06/10/2031		3,704	2,787,665
5.85%, 04/06/2030		3,699	3,496,373
6.40%, 01/09/2033(j)		6,351	6,082,213
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		13,050	12,752,303

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hyundai Capital America 6.10%, 09/21/2028(a)	U.S.$	6,290	$6,182,957
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		393	340,606
2.45%, 09/15/2028(a)		3,310	2,651,620
2.75%, 03/09/2028(a)		5,326	4,415,750
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		434	369,161

			95,346,711

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.75%, 04/01/2029(a)		5,792	4,955,935

Consumer Cyclical - Other – 0.6%
International Game Technology PLC 3.50%, 06/15/2026(a)	EUR	1,026	1,035,580
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	268	246,541
MDC Holdings, Inc. 6.00%, 01/15/2043		9,963	7,845,125
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		900	689,600
4.625%, 04/06/2031(a)		5,800	4,123,068
8.45%, 07/27/2030(a)		900	828,888
Sands China Ltd. 3.50%, 08/08/2031(h)		675	507,769
4.875%, 06/18/2030(h)		2,225	1,861,735
5.65%, 08/08/2028(h)		1,104	1,018,164

			18,156,470

Consumer Cyclical - Retailers – 0.3%
Falabella SA 3.375%, 01/15/2032(a)		804	559,536
3.375%, 10/15/2032		1,954	1,359,867
Macy’s Retail Holdings LLC 5.875%, 04/01/2029(a)		1,195	1,056,826
5.875%, 03/15/2030(a)		4,253	3,616,333
6.125%, 03/15/2032(a)		2,121	1,754,086

			8,346,648

Consumer Non-Cyclical – 1.0%
Altria Group, Inc. 6.875%, 11/01/2033		3,319	3,285,613
BAT Capital Corp. 6.421%, 08/02/2033		4,358	4,106,892
7.75%, 10/19/2032		2,504	2,568,549

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)	U.S.$	3,048	$2,582,469
4.00%, 03/15/2031(a)		2,554	2,085,414
IQVIA, Inc. 5.70%, 05/15/2028(a)		958	918,726
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		4,861	4,544,658
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		5,244	3,994,510
6.875%, 05/15/2034		5,713	5,414,176

			29,501,007

Energy – 1.7%
Apache Corp. 5.10%, 09/01/2040		1,548	1,204,148
Columbia Pipelines Operating Co., LLC 5.927%, 08/15/2030(a)		829	800,484
6.036%, 11/15/2033(a)		1,170	1,111,293
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		383	283,393
5.75%, 01/15/2031(a)		788	731,032
Ecopetrol SA 4.625%, 11/02/2031		2,197	1,640,060
8.625%, 01/19/2029		3,103	3,089,036
8.875%, 01/13/2033		1,720	1,644,320
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033(a)		1,452	1,451,456
KazMunayGas National Co. JSC 4.75%, 04/19/2027(a)		1,189	1,108,148
5.375%, 04/24/2030(a)		5,100	4,546,650
Occidental Petroleum Corp. 5.875%, 09/01/2025		346	344,828
7.50%, 05/01/2031		3,487	3,656,376
8.875%, 07/15/2030		558	619,715
Oleoducto Central SA 4.00%, 07/14/2027(a)		610	534,232
ONEOK, Inc. 6.05%, 09/01/2033		2,579	2,473,065
Ovintiv, Inc. 5.65%, 05/15/2028		2,842	2,760,434
6.25%, 07/15/2033		4,048	3,842,071
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		4,529	3,367,311

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

TransCanada PipeLines Ltd. 7.836% (LIBOR 3 Month + 2.21%), 05/15/2067(l)	U.S.$	2,500	$2,003,978
Var Energi ASA 7.50%, 01/15/2028(a)		2,151	2,192,474
8.00%, 11/15/2032(a)		4,260	4,381,957
Western Midstream Operating LP 3.95%, 06/01/2025		1,033	993,631
4.05%, 02/01/2030(h)		2,516	2,178,783
5.45%, 04/01/2044		916	703,341

			47,662,216

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028		3,902	3,783,371
6.25%, 06/15/2033		3,459	3,236,024

			7,019,395

Services – 0.2%
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)		4,362	4,301,394

Technology – 0.3%
Lenovo Group Ltd. 3.421%, 11/02/2030(a)		735	588,691
5.831%, 01/27/2028(a)		2,591	2,518,193
SK Hynix, Inc. 2.375%, 01/19/2031(a)		1,492	1,098,485
6.25%, 01/17/2026(a)		679	676,569
6.50%, 01/17/2033(a)(j)		934	888,701
Western Digital Corp. 2.85%, 02/01/2029		203	158,065
3.10%, 02/01/2032		541	381,131
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		1,689	1,231,914

			7,541,749

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		2,971	2,791,278

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		1,713	1,451,065

Transportation - Services – 0.1%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		3,384	3,319,195

			283,259,196

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 8.1%
Banking – 5.7%
AIB Group PLC 4.263%, 04/10/2025(a)	U.S.$	887	$875,554
6.608%, 09/13/2029(a)		1,178	1,153,290
7.583%, 10/14/2026(a)		5,343	5,411,362
Ally Financial, Inc. 6.70%, 02/14/2033		1,485	1,249,248
8.00%, 11/01/2031		1,002	978,426
Series B 4.70%, 05/15/2026(m)		14,614	9,531,449
Banco Santander SA 3.225%, 11/22/2032		200	147,233
6.921%, 08/08/2033		7,200	6,696,091
Bank of America Corp. Series B 8.05%, 06/15/2027		8,700	9,086,708
Barclays PLC 6.125%, 12/15/2025(m)		3,519	3,135,109
7.119%, 06/27/2034		2,695	2,516,850
BNP Paribas SA 4.625%, 02/25/2031(a)(m)		2,811	1,943,249
7.375%, 08/19/2025(a)(m)		3,758	3,647,042
8.50%, 08/14/2028(a)(m)		2,618	2,512,110
CaixaBank SA 6.84%, 09/13/2034(a)		4,443	4,215,064
Capital One Financial Corp. 7.624%, 10/30/2031		4,386	4,385,098
Citigroup, Inc. 7.625%, 11/15/2028(m)		2,136	2,060,544
Credit Agricole SA 8.125%, 12/23/2025(a)(m)		1,767	1,744,912
8.125%, 12/23/2025(m)		4,862	4,801,225
Deutsche Bank AG/New York NY 1.447%, 04/01/2025		150	146,376
6.72%, 01/18/2029		4,598	4,509,115
7.079%, 02/10/2034		4,299	3,780,723
7.146%, 07/13/2027		2,202	2,199,863
Dresdner Funding Trust I 8.151%, 06/30/2031(a)		816	853,463
Goldman Sachs Group, Inc. (The) Series P 8.501% (SOFR + 3.14%), 12/01/2023(l)(m)		5,721	5,697,834
Series W 7.50%, 02/10/2029(m)		3,288	3,220,104

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

HSBC Holdings PLC 4.60%, 12/17/2030(m)	U.S.$	986	$711,579
4.762%, 03/29/2033		3,458	2,859,544
6.375%, 03/30/2025(m)		418	392,818
8.113%, 11/03/2033		6,060	6,277,079
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		3,198	3,138,423
5.71%, 01/15/2026(a)		860	815,872
6.625%, 06/20/2033(a)		3,768	3,454,739
7.00%, 11/21/2025(a)		972	976,769
JPMorgan Chase & Co. Series Q 8.889% (SOFR + 3.51%), 02/01/2024(l)(m)		4,444	4,464,599
Series R 8.939% (SOFR + 3.56%), 02/01/2024(l)(m)		323	324,739
Lloyds Banking Group PLC 7.50%, 06/27/2024(m)		798	779,314
7.50%, 09/27/2025(m)		1,219	1,133,670
7.953%, 11/15/2033		2,680	2,716,562
8.00%, 09/27/2029(m)		3,551	3,117,663
PNC Financial Services Group, Inc. (The) Series R 8.711% (SOFR + 3.30%), 12/01/2023(l)(m)		985	975,084
Santander Holdings USA, Inc. 6.565%, 06/12/2029		5,218	5,033,982
Santander UK Group Holdings PLC 6.833%, 11/21/2026		8,370	8,358,920
Standard Chartered PLC 6.17%, 01/09/2027(a)		1,187	1,178,375
6.187%, 07/06/2027(a)		619	612,909
7.162% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(j)(l)(m)		3,500	3,200,151
7.776%, 11/16/2025(a)		2,240	2,271,102
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(m)		600	578,600
Synchrony Bank 5.625%, 08/23/2027		1,521	1,392,424
Truist Financial Corp. Series L 8.773% (SOFR + 3.36%), 12/15/2024(l)(m)		5,127	4,853,086
UBS Group AG 3.75%, 03/26/2025		1,186	1,141,598

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.373%, 07/15/2026(a)	U.S.$	2,253	$2,238,787
7.00%, 02/19/2025(a)(m)		6,302	6,117,206
UniCredit SpA 1.982%, 06/03/2027(a)		3,605	3,178,470
Wells Fargo & Co. 7.625%, 09/15/2028(m)		3,117	3,130,782

			161,922,888

Finance – 1.1%
Air Lease Corp. Series B 4.65%, 06/15/2026(m)		5,818	4,956,213
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	1,062,596
5.25%, 06/15/2026(a)(m)		2,836	2,246,756
Aviation Capital Group LLC 1.95%, 09/20/2026(a)		3,301	2,869,230
4.125%, 08/01/2025(a)		2,077	1,977,687
4.875%, 10/01/2025(a)		1,585	1,524,369
6.375%, 07/15/2030(a)		3,889	3,684,165
6.75%, 10/25/2028(a)		3,964	3,909,375
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	369	451,118
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(a)	U.S.$	751	651,755
Series E 4.25%, 11/07/2027(a)		270	228,037
Huarong Finance 2019 Co., Ltd. Series E 3.25%, 11/13/2024(a)		708	670,795
3.75%, 05/29/2024(a)		412	401,502
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		2,519	2,241,633
4.875%, 11/22/2026(a)		710	627,115
5.50%, 01/16/2025(a)		3,149	3,011,515
ILFC E-Capital Trust II 7.459% (LIBOR 3 Month + 2.06%), 12/21/2065(a)(l)		1,500	1,125,800

			31,639,661

Insurance – 1.0%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		12,355	11,861,577
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	9,440,046

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MetLife, Inc. 10.75%, 08/01/2039	U.S.$	1,745	$2,203,195
Nationwide Mutual Insurance Co. 7.961% (LIBOR 3 Month + 2.29%), 12/15/2024(a)(l)		5,000	4,996,057

			28,500,875

REITs – 0.3%
Trust Fibra Uno 4.869%, 01/15/2030(a)		4,994	4,145,020
VICI Properties LP/VICI Note Co., Inc. 4.625%, 06/15/2025(a)		1,279	1,230,288
5.625%, 05/01/2024(a)		2,333	2,317,992

			7,693,300

			229,756,724

Utility – 0.5%
Electric – 0.5%
Alexander Funding Trust II 7.467%, 07/31/2028(a)		1,615	1,600,259
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		1,649	1,499,125
Electricite de France SA 9.125%, 03/15/2033(a)(m)		1,365	1,396,469
Enel Finance International NV 7.50%, 10/14/2032(a)		2,963	3,071,834
NRG Energy, Inc. 4.45%, 06/15/2029(a)		506	437,102
7.00%, 03/15/2033(a)		1,192	1,124,032
Palomino Funding Trust I 7.233%, 05/17/2028(a)		5,475	5,471,530

			14,600,351

Total Corporates - Investment Grade (cost $561,795,071)			527,616,271

EMERGING MARKETS - CORPORATE BONDS – 6.4%
Industrial – 5.8%
Basic – 1.6%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		2,258	1,317,430
7.45%, 11/15/2029(a)		5,151	3,261,613
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		3,245	2,827,076
CSN Inova Ventures 6.75%, 01/28/2028(a)		10,898	9,968,401

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eldorado Gold Corp. 6.25%, 09/01/2029(a)	U.S.$	4,648	$3,968,230
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	7,051,725
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		6,367	6,289,132
JSW Steel Ltd. 3.95%, 04/05/2027(a)		813	696,131
5.05%, 04/05/2032(a)		2,171	1,675,795
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		2,588	2,460,623
Stillwater Mining Co. 4.00%, 11/16/2026(a)		2,031	1,746,660
4.50%, 11/16/2029(a)		1,878	1,422,585
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		2,186	1,946,305
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		1,384	655,047

			45,286,753

Capital Goods – 0.5%
Cemex SAB de CV 5.125%, 06/08/2026(a)(m)		4,107	3,779,919
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	7,834,594
7.00%, 07/28/2030(a)		1,066	1,040,647
IHS Holding Ltd. 5.625%, 11/29/2026(a)		1,729	1,385,361
6.25%, 11/29/2028(a)		537	393,326
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)(g)		8,966	9,593
Zero Coupon, 09/10/2058(a)(b)		8,626	9,230

			14,452,670

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		4,541	3,610,095
VTR Finance NV 6.375%, 07/15/2028(g)		632	108,609

			3,718,704

Communications - Telecommunications – 0.1%
CT Trust 5.125%, 02/03/2032(a)		2,145	1,646,040
Digicel Group Holdings Ltd. 7.00%, 12/04/2023(b)(f)(g)(k)(m)		716	35,807

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel International Finance Ltd./Digicel International Holdings Ltd. 8.75%, 05/25/2024(a)	U.S.$	1,816	$1,663,566

			3,345,413

Consumer Cyclical - Other – 1.2%
Allwyn Entertainment Financing UK PLC 7.906% (EURIBOR 3 Month + 4.12%), 02/15/2028(l)	EUR	3,827	4,049,310
Allwyn International AS 3.875%, 02/15/2027(a)		744	725,232
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	6,251	4,949,167
5.625%, 07/17/2027(a)		3,599	3,124,004
5.75%, 07/21/2028(a)		3,277	2,767,197
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		8,457	7,399,241
5.25%, 06/18/2025(a)		437	415,849
5.375%, 05/15/2024(a)		2,104	2,069,968
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		1,338	1,244,340
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		2,502	1,784,989
6.00%, 07/15/2025(a)		1,011	945,917
6.50%, 01/15/2028(a)		224	182,921
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	1,818,247
5.50%, 01/15/2026(a)		825	760,254
5.50%, 10/01/2027(a)		1,100	956,769
5.625%, 08/26/2028(a)		2,442	2,034,186

			35,227,591

Consumer Cyclical - Retailers – 0.0%
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(c)(d)(e)	ZAR	230	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(b)(c)(d)(e)(g)	U.S.$	5,622	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(b)(c)(d)(e)(g)		3,942	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.9%
BBFI Liquidating Trust Zero Coupon, 12/30/2099(b)(d)(e)(g)		2,174	929,402
BRF SA 4.875%, 01/24/2030(a)		1,952	1,577,216
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		1,443	1,267,488

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MARB BondCo PLC 3.95%, 01/29/2031(a)	U.S.$	6,930	$5,041,575
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		569	487,918
4.125%, 05/03/2028(a)(j)		548	469,910
Rede D’or Finance SARL 4.50%, 01/22/2030(a)		1,785	1,449,242
4.95%, 01/17/2028(a)		1,820	1,624,350
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	2,758	2,651,162
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	2,251	2,025,900
5.125%, 05/09/2029(j)		2,251	1,944,301
7.875%, 09/15/2029		2,840	2,794,558
8.125%, 09/15/2031		2,840	2,815,907
Tonon Luxembourg SA 6.50%, 10/31/2024(b)(d)(g)(k)		2,437	244
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	1,163,760
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		13,674	1,367
10.875%, 01/13/2020(b)(c)(d)(e)(g)		2,500	250
11.75%, 02/09/2022(b)(c)(d)(e)(g)		13,613	1,361

			26,245,911

Energy – 1.0%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		2,105	1,886,240
Canacol Energy Ltd. 5.75%, 11/24/2028(a)		1,741	1,254,265
Continuum Energy Aura Pte Ltd. 9.50%, 02/24/2027(a)		1,269	1,250,625
Cosan Luxembourg SA 5.50%, 09/20/2029(a)		2,027	1,810,354
Geopark Ltd. 5.50%, 01/17/2027(a)		1,883	1,576,542
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)		2,785	2,380,340
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		3,868	3,666,129
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)(j)		1,668	1,449,325
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		2,565	2,356,615
6.50%, 06/30/2027(a)		3,495	3,049,757

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Medco Maple Tree Pte Ltd. 8.96%, 04/27/2029(a)	U.S.$	1,936	$1,902,120
Medco Platinum Road Pte Ltd. 6.75%, 01/30/2025(a)		1,011	1,017,086
MV24 Capital BV 6.748%, 06/01/2034(a)		2,668	2,296,509
ReNew Pvt Ltd. 5.875%, 03/05/2027(a)		220	200,024
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		1,293	1,086,120
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		2,354	1,806,696

			28,988,747

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,631	1,443,435

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)		8,243	7,178,499

Transportation - Services – 0.0%
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		564	481,735

			166,369,458

Utility – 0.4%
Electric – 0.4%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)		2,044	1,899,694
AES Andes SA 6.35%, 10/07/2079(a)		2,632	2,425,467
Diamond II Ltd. 7.95%, 07/28/2026(a)		2,614	2,547,968
India Clean Energy Holdings 4.50%, 04/18/2027(a)		2,606	2,111,980
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,149,270
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		1,432	1,166,742

			11,301,121

Other Utility – 0.0%
Aegea Finance SARL 9.00%, 01/20/2031(a)(j)		484	481,761

			11,782,882

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Banking – 0.2%
Turkiye Vakiflar Bankasi TAO 9.00%, 10/12/2028(a)	U.S.$	2,914	$2,899,430
Yapi ve Kredi Bankasi AS 9.25%, 10/16/2028(a)		1,500	1,507,500

			4,406,930

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(f)(h)		329	13,140
5.25%, 12/27/2033(a)(f)(h)		5,738	229,519
7.125%, 12/26/2046(a)(f)(h)		12,011	756,692

			999,351

REITs – 0.0%
Yango Justice International Ltd. 7.50%, 04/15/2024(a)(b)(k)		344	860
7.50%, 02/17/2025(a)(b)(k)		918	2,295
7.875%, 09/04/2024(a)(b)(k)		251	628
8.25%, 11/25/2023(a)(b)(k)		400	1,000
10.25%, 09/15/2022(b)(c)		264	660

			5,443

			5,411,724

Total Emerging Markets - Corporate Bonds (cost $268,262,907)			183,564,064

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.4%
Risk Share Floating Rate – 4.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class B 14.635% (SOFR + 9.31%), 10/25/2027(l)		896	965,769
Series 2015-DNA2, Class B 12.985% (SOFR + 7.66%), 12/25/2027(l)		13,963	14,713,129
Series 2015-DNA3, Class B 14.785% (SOFR + 9.46%), 04/25/2028(l)		7,452	8,098,639
Series 2015-HQ2, Class B 13.385% (SOFR + 8.06%), 05/25/2025(l)		283	299,432
Series 2015-HQA1, Class B 14.235% (SOFR + 8.91%), 03/25/2028(l)		12,402	12,922,421

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA2, Class B 15.935% (SOFR + 10.61%), 05/25/2028(l)	U.S.$	6,954	$7,506,712
Series 2016-DNA2, Class B 15.935% (SOFR + 10.61%), 10/25/2028(l)		5,009	5,628,998
Series 2016-DNA3, Class B 16.685% (SOFR + 11.36%), 12/25/2028(l)		4,431	5,077,918
Series 2016-DNA4, Class B 14.035% (SOFR + 8.71%), 03/25/2029(l)		1,813	1,980,891
Series 2016-HQA1, Class B 18.185% (SOFR + 12.86%), 09/25/2028(l)		2,979	3,476,346
Series 2016-HQA2, Class B 16.935% (SOFR + 11.61%), 11/25/2028(l)		3,908	4,483,773
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1B 17.185% (SOFR + 11.86%), 08/25/2028(l)		4,002	4,617,885
Series 2016-C02, Class 1B 17.685% (SOFR + 12.36%), 09/25/2028(l)		2,877	3,362,743
Series 2016-C03, Class 1B 17.185% (SOFR + 11.86%), 10/25/2028(l)		7,087	8,218,112
Series 2016-C03, Class 2B 18.185% (SOFR + 12.86%), 10/25/2028(l)		3,929	4,612,209
Series 2016-C04, Class 1B 15.685% (SOFR + 10.36%), 01/25/2029(l)		13,225	14,908,068
Series 2016-C05, Class 2B 16.185% (SOFR + 10.86%), 01/25/2029(l)		11,973	13,548,904
Series 2016-C06, Class 1B 14.685% (SOFR + 9.36%), 04/25/2029(l)		8,445	9,381,506
Series 2016-C07, Class 2B 14.935% (SOFR + 9.61%), 05/25/2029(l)		10,225	11,369,875
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.935% (SOFR + 5.61%), 10/25/2025(g)(l)		2,037	2,068,169

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685% (SOFR + 5.36%), 11/25/2025(g)(l)	U.S.$	1,365	$1,384,398
Series 2015-WF1, Class 2M2 10.935% (SOFR + 5.61%), 11/25/2025(g)(l)		657	677,919

			139,303,816

Non-Agency Fixed Rate – 0.4%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,938	998,901
Series 2006-24CB, Class A16 5.75%, 08/25/2036		370	190,983
Series 2006-26CB, Class A6 6.25%, 09/25/2036		190	95,013
Series 2006-26CB, Class A8 6.25%, 09/25/2036		718	359,042
Series 2006-42, Class 1A6 6.00%, 01/25/2047		829	417,009
Series 2006-HY12, Class A5 4.158%, 08/25/2036		2,012	1,790,468
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		657	440,673
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		609	326,642
Series 2007-15CB, Class A19 5.75%, 07/25/2037		356	199,039
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		344	247,023
Bear Stearns ARM Trust Series 2007-3, Class 1A1 3.88%, 05/25/2047		312	271,113
Series 2007-4, Class 22A1 4.066%, 06/25/2047		1,258	1,094,228
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		473	159,077
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.39%, 09/25/2047		337	288,302
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.107%, 03/25/2037		205	170,632
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		544	475,105

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 5.433%, 06/25/2036	U.S.$	246	$187,628
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 5.033%, 09/25/2035		1,178	776,862
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		713	556,719
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		493	221,503
Series 2007-A1, Class A8 6.00%, 03/25/2037		857	263,117
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		213	109,934
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2006-9, Class A4 4.294%, 10/25/2036		1,562	417,443
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 5.696%, 12/28/2037		1,132	964,224

			11,020,680

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 6.00% (SOFR + 0.71%), 04/25/2037(l)		2,055	721,509
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 6.00% (SOFR + 0.71%), 08/25/2037(l)		305	121,386
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.689% (SOFR + 0.36%), 04/25/2037(l)		903	214,234
Lehman Mortgage Trust Series 2007-1, Class 3A1 5.689% (SOFR + 0.36%), 02/25/2037(l)		2,853	404,880
Series 2007-1, Class 3A2 1.811% (7.14% – SOFR), 02/25/2037(l)(n)		2,853	168,391

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-16N, Class 2A2 7.139% (SOFR + 1.81%), 09/25/2047(l)	U.S.$	342	$287,013
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 5.759% (SOFR + 0.43%), 02/25/2037(l)		384	276,053
Series 2007-2, Class 1A3 6.099% (SOFR + 0.77%), 05/25/2037(l)		200	180,518

			2,373,984

Total Collateralized Mortgage Obligations (cost $147,309,823)			152,698,480

BANK LOANS – 3.7%
Industrial – 3.2%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 9.902% (SOFR 3 Month + 4.25%), 05/17/2028(o)		5,193	4,111,304
Apex Tool Group, LLC 10.689% (SOFR 1 Month + 5.25%), 02/08/2029(o)		187	158,874

			4,270,178

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 10.176% (SOFR 3 Month + 4.50%), 10/28/2027(o)		3,029	2,859,523

Communications - Telecommunications – 0.8%
Crown Subsea Communications Holding, Inc. 10.435% (SOFR 1 Month + 5.00%), 04/27/2027(o)		7,268	7,256,286
DirecTV Financing, LLC 10.439% (SOFR 1 Month + 5.00%), 08/02/2027(o)		2,534	2,461,865
Proofpoint, Inc. 11.689% (SOFR 1 Month + 6.25%), 08/31/2029(o)		6,492	6,496,902
Zacapa SARL 9.390% (SOFR 3 Month + 4.00%), 03/22/2029(o)		7,592	7,469,736

			23,684,789

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Garret Motion SARL 9.883% (SOFR 3 Month + 4.50%), 04/30/2028(e)(o)	U.S.$	1,254	$1,254,286
10.131% (SOFR 3 Month + 4.50%), 04/30/2028(e)(o)		1,881	1,881,428

			3,135,714

Consumer Non-Cyclical – 0.6%
Gainwell Acquisition Corp. 9.490% (SOFR 3 Month + 4.00%), 10/01/2027(o)		6,778	6,467,674
PetSmart, LLC 9.174% (SOFR 1 Month + 3.75%), 02/11/2028(o)		5,706	5,628,865
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.740% (SOFR 3 Month + 5.25%), 12/15/2027(o)		4,666	4,401,826

			16,498,365

Energy – 0.6%
GIP II Blue Holding, L.P. 9.939% (SOFR 1 Month + 4.50%), 09/29/2028(o)		10,225	10,223,221
Parkway Generation, LLC 10.390% (SOFR 3 Month + 4.75%), 02/18/2029(o)		5,632	5,419,315

			15,642,536

Other Industrial – 0.2%
American Tire Distributors, Inc. 11.905% (SOFR 3 Month + 6.25%), 10/20/2028(o)		5,043	4,273,778
Dealer Tire Financial, LLC 9.824% (SOFR 1 Month + 4.50%), 12/14/2027(o)		1,583	1,581,957
Rockwood Service Corporation 9.439% (SOFR 1 Month + 4.00%), 01/23/2027(o)		491	490,901

			6,346,636

Technology – 0.6%
Ascend Learning, LLC 11.174% (SOFR 1 Month + 5.75%), 12/10/2029(o)		2,940	2,472,040
Banff Guarantor, Inc. 10.939% (SOFR 1 Month + 5.50%), 02/27/2026(o)		2,470	2,449,425

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boxer Parent Company, Inc. 9.189% (SOFR 1 Month + 3.75%), 10/02/2025(o)	U.S.$	8,493	$8,480,091
FINThrive Software Intermediate Holdings, Inc. 12.189% (SOFR 1 Month + 6.75%), 12/17/2029(o)		2,810	1,646,660
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(b)(e)(k)(o)		5,905	29,523
Veritas US, Inc. 10.439% (SOFR 1 Month + 5.00%), 09/01/2025(o)		3,523	2,968,876

			18,046,615

			90,484,356

Utility – 0.3%
Electric – 0.3%
Granite Generation, LLC 9.189% (SOFR 1 Month + 3.75%), 11/09/2026 (o)		7,047	6,904,529

Financial Institutions – 0.2%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.087% (SOFR 6 Month + 4.50%), 12/11/2028(e)(o)		884	884,250

Insurance – 0.2%
Asurion, LLC 9.674% (SOFR 1 Month + 4.25%), 08/19/2028(o)		6,199	5,910,232

			6,794,482

Total Bank Loans (cost $114,090,393)			104,183,367

EMERGING MARKETS - SOVEREIGNS – 2.8%
Angola – 0.4%
Angolan Government International Bond 8.00%, 11/26/2029(a)		6,204	4,963,200
9.125%, 11/26/2049(a)		286	200,915
9.50%, 11/12/2025(a)		5,861	5,621,065

			10,785,180

Argentina – 0.1%
Argentine Republic Government International Bond 0.75%, 07/09/2030(h)		1,687	468,964

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.00%, 07/09/2029	U.S.$	2,895	$774,521
3.50%, 07/09/2041(h)		991	258,009
3.625%, 07/09/2035(h)		2,063	507,535
4.25%, 01/09/2038(h)		4,145	1,247,635

			3,256,664

Bahrain – 0.1%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		468	393,705
6.75%, 09/20/2029(a)		1,973	1,901,478
7.00%, 10/12/2028(a)		1,673	1,662,544

			3,957,727

Dominican Republic – 0.4%
Dominican Republic International Bond 8.625%, 04/20/2027(a)		12,151	12,413,219

Ecuador – 0.0%
Ecuador Government International Bond 3.50%, 07/31/2035(a)(h)		2,564	971,645

Egypt – 0.1%
Egypt Government International Bond 8.70%, 03/01/2049(a)		612	320,535
8.875%, 05/29/2050(a)(j)		4,471	2,358,453

			2,678,988

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(a)		3,407	2,759,670
7.125%, 01/20/2050(a)		2,430	1,511,460
8.625%, 02/28/2029(a)(j)		1,600	1,290,400

			5,561,530

Gabon – 0.1%
Gabon Government International Bond 6.625%, 02/06/2031(a)		2,001	1,405,703

Ivory Coast – 0.3%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	7,815	6,232,797
6.375%, 03/03/2028(a)	U.S.$	3,087	2,863,193
6.625%, 03/22/2048(a)	EUR	732	516,998

			9,612,988

Nigeria – 0.5%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	7,667	6,229,437
6.50%, 11/28/2027(a)		2,200	1,892,000
7.143%, 02/23/2030(a)		5,188	4,156,885
7.696%, 02/23/2038(a)		671	476,410

			12,754,732

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Senegal – 0.3%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	1,709	$1,564,173
6.25%, 05/23/2033(a)	U.S.$	5,674	4,489,553
6.75%, 03/13/2048(a)		3,641	2,412,162

			8,465,888

Ukraine – 0.1%
Ukraine Government International Bond 7.253%, 03/15/2035(a)(h)		3,980	1,000,970
7.375%, 09/25/2034(a)(h)		3,486	876,729
7.75%, 09/01/2025(a)(h)		5,795	1,767,475

			3,645,174

Venezuela – 0.2%
Venezuela Government International Bond 7.65%, 04/21/2025(a)(b)(k)		6,636	1,078,350
9.00%, 05/07/2023(a)(b)(c)		538	90,115
9.25%, 09/15/2027(b)(k)		22,167	4,156,312
9.25%, 05/07/2028(a)(b)(k)		1,500	260,250

			5,585,027

Total Emerging Markets - Sovereigns (cost $120,236,354)			81,094,465

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO - Floating Rate – 2.7%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.664% (SOFR + 2.26%), 04/17/2033(a)(l)		11,494	11,083,912
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 11.876% (SOFR + 6.48%), 04/15/2034(a)(l)		2,000	1,853,222
Bristol Park CLO Ltd. Series 2016-1A, Class DR 8.606% (SOFR + 3.21%), 04/15/2029(a)(l)		5,000	4,667,005
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.614% (SOFR + 2.21%), 04/17/2033(a)(l)		2,270	2,181,377
Series 2020-78A, Class D 8.664% (SOFR + 3.26%), 04/17/2033(a)(l)		11,286	10,581,227

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elevation CLO Ltd. Series 2020-11A, Class C 7.856% (SOFR + 2.46%), 04/15/2033(a)(l)	U.S.$	3,505	$3,373,508
Series 2020-11A, Class D1 9.506% (SOFR + 4.11%), 04/15/2033(a)(l)		5,438	5,055,382
Elmwood CLO IX Ltd. Series 2021-2A, Class E 11.627% (SOFR + 6.21%), 07/20/2034(a)(l)		800	765,425
Elmwood CLO VIII Ltd. Series 2021-1A, Class E1 11.677% (SOFR + 6.26%), 01/20/2034(a)(l)		1,786	1,729,401
Elmwood CLO XII Ltd. Series 2021-5A, Class E 12.027% (SOFR + 6.61%), 01/20/2035(a)(l)		3,650	3,533,897
Flatiron CLO 21 Ltd. Series 2021-1A, Class E 11.658% (LIBOR 3 Month + 6.00%), 07/19/2034(a)(l)		350	334,262
LCM 28 Ltd. Series 28A, Class D 8.627% (SOFR + 3.21%), 10/20/2030(a)(l)		500	431,483
Madison Park Funding LI Ltd. Series 2021-51A, Class E 11.928% (SOFR + 6.53%), 07/19/2034(a)(l)		1,600	1,556,330
OCP CLO Ltd. Series 2021-21A, Class E 11.957% (SOFR + 6.54%), 07/20/2034(a)(l)		2,250	2,095,733
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 7.61% (SOFR + 2.21%), 01/24/2033(a)(l)		8,719	8,445,417
Series 2016-1A, Class DR 8.76% (SOFR + 3.36%), 01/24/2033(a)(l)		7,987	7,604,116
Rad CLO 7 Ltd. Series 2020-7A, Class C 7.664% (SOFR + 2.26%), 04/17/2033(a)(l)		2,940	2,894,721

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Rad CLO 10 Ltd. Series 2021-10A, Class E 11.524% (SOFR + 6.11%), 04/23/2034(a)(l)	U.S.$	3,793	$3,365,992
Rad CLO 11 Ltd. Series 2021-11A, Class E 11.906% (SOFR + 6.51%), 04/15/2034(a)(l)		1,545	1,450,490
Regatta XIX Funding Ltd. Series 2022-1A, Class E 12.296% (SOFR + 6.88%), 04/20/2035(a)(l)		1,451	1,388,413
Sixth Street CLO XX Ltd. Series 2021-20A, Class E 11.827% (SOFR + 6.41%), 10/20/2034(a)(l)		3,021	2,910,561

Total Collateralized Loan Obligations (cost $80,801,962)			77,301,874

GOVERNMENTS - TREASURIES – 1.5%
United States – 1.5%
U.S. Treasury Bonds 6.125%, 11/15/2027(p)(q)		9,763	10,193,078
U.S. Treasury Notes 2.375%, 05/15/2029(j)(q)(r)		15,542	13,667,422
3.125%, 11/15/2028(q)(r)		12,054	11,119,630
4.00%, 02/29/2028(q)		7,478	7,235,159

Total Governments - Treasuries (cost $46,514,939)			42,215,289

		Shares
COMMON STOCKS – 0.9%
Consumer Staples – 0.5%
Household Products – 0.5%
Southeastern Grocers, Inc.(b)(d)(e)		508,189	12,958,820

Consumer Discretionary – 0.2%
Broadline Retail – 0.2%
ATD New Holdings, Inc.(b)(e)		161,762	5,823,432
K201640219 South Africa Ltd. A Shares(b)(d)(e)		64,873,855	65
K201640219 South Africa Ltd. B Shares(b)(d)(e)		10,275,684	10

			5,823,507

Diversified Consumer Services – 0.0%
AG Tracker Series 2021-2A(b)(d)(e)		341,874	– 0	–

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(b)	4,628	$184,611

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(b)(d)(e)	14	– 0	–

		6,008,118

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)(e)	87,947	2,093,138

Media – 0.0%
iHeartMedia, Inc. - Class A(b)	117,695	276,583
National CineMedia, Inc.(b)	321,350	1,256,479

		1,533,062

		3,626,200

Financials – 0.1%
Financial Services – 0.0%
Paysafe Ltd.(b)	46,898	455,849

Insurance – 0.1%
Mt Logan Re Ltd. Special Investment, Series 2, June 2022 - Class U-2(b)(d)(e)	2,575	1,910,968

		2,366,817

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Corp.(b)(d)(e)	4,045	1,266,085

Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(b)(d)(e)	5,004,988	5
CHC Group LLC(b)	104,383	157

		162

Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp.(b)	135	810
Berry Corp.(b)	26,374	220,223
Golden Energy Offshore Services AS(b)	3,360,247	388,035
SandRidge Energy, Inc.(b)	1,446	22,919

		631,987

		632,149

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Information Technology – 0.0%
IT Services – 0.0%
GOLO Mobile, Inc.(b)(d)(e)		168,790	$	– 0	–

Total Common Stocks (cost $81,011,195)				26,858,189

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(a)	U.S.$	1,475		1,370,275

Mexico – 0.5%
Comision Federal de Electricidad 4.688%, 05/15/2029(a)		2,363		2,091,255
Petroleos Mexicanos 5.95%, 01/28/2031		3,362		2,380,296
6.49%, 01/23/2027		1,276		1,126,887
6.50%, 03/13/2027		376		330,246
6.50%, 01/23/2029		1,268		1,023,593
6.70%, 02/16/2032		3,899		2,846,270
6.75%, 09/21/2047		6,363		3,601,458
7.69%, 01/23/2050		2,298		1,419,015

				14,819,020

South Africa – 0.2%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,951		1,911,980
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		4,870		4,602,150

				6,514,130

Trinidad & Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		202		193,151

Turkey – 0.0%
Turkiye Ihracat Kredi Bankasi AS 9.00%, 01/28/2027(a)		612		613,530

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(b)(k)		5,000		632,500

Total Quasi-Sovereigns (cost $29,243,537)				24,142,606

60 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200	$1,372,270
7.625%, 03/01/2040		1,250	1,422,468
State of Illinois Series 2010 7.35%, 07/01/2035		3,531	3,592,696
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041(g)		7,240	5,829,161

Total Local Governments - US Municipal Bonds (cost $13,263,273)			12,216,595

INFLATION-LINKED SECURITIES – 0.4%
Colombia – 0.4%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044(g)	COP	14,562,910	2,299,857
Fideicomiso PA Costera 6.25%, 01/15/2034(g)		7,580,000	1,724,150
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g)		36,247,335	7,397,415

Total Inflation-Linked Securities (cost $18,055,082)			11,421,422

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.3%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)	U.S.$	111	5,436
Series 2014-CR15, Class XA 0.541%, 02/10/2047(s)		4,709	47
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.153%, 08/10/2044(a)		7,937	5,535,771
Series 2013-GC13, Class D 3.828%, 07/10/2046(a)		1,500	553,359
Series 2014-GC18, Class D 5.089%, 01/10/2047(a)		907	218,525

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.979%, 06/15/2044(a)	U.S.$	2,576	$2,107,437
Series 2014-C20, Class D 3.986%, 05/15/2047(a)		3,701	1,085,656

			9,506,231

Non-Agency Floating Rate CMBS – 0.1%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 10.657% (SOFR + 5.34%), 05/15/2036(a)(l)		1,702	1,502,368

Total Commercial Mortgage-Backed Securities (cost $17,061,011)			11,008,599

		Shares
PREFERRED STOCKS – 0.2%
Industrial – 0.2%
Other Industrial – 0.2%
WESCO International, Inc. Series A 10.625%(b) (cost $5,716,711)		211,900	5,649,254

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.1%
Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-24, Class PT 10.215%, 08/15/2044(g)	U.S.$	92	88,800
Series 2019-36, Class PT 12.508%, 10/17/2044(g)		194	188,283
Pagaya AI Debt Trust Series 2022-6, Class A1 6.159%, 05/15/2030(a)(e)		681	680,836
Series 2022-6, Class A2 6.811%, 05/15/2030(a)(e)		386	385,954
Series 2022-6, Class A3 7.656%, 05/15/2030(a)(e)		480	476,640
Series 2022-6, Class A4 55.042%, 05/15/2030(a)(e)		169	216,157

			2,036,670

62 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Autos - Fixed Rate – 0.0%
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)	U.S.$	791	$774,410

Total Asset-Backed Securities (cost $2,802,917)			2,811,080

		Notional Amount
PURCHASED OPTIONS - PUTS – 0.0%
Options on Indices – 0.0%
S&P 500 Index Expiration: Nov 2023; Contracts: 135; Exercise Price: USD 4,220.00; Counterparty: UBS AG(b) (premiums paid $563,359)	USD	56,970,000	997,650

		Shares
RIGHTS – 0.0%
Golden Energy Offshore, expiring 11/06/2023(b)(d)(e)		5,729,725	148,745
Intelsat Jackson Holdings SA Series A, expiring 12/31/2049(b)(d)(e)		9,209	64,463
Series B, expiring 12/31/2049(b)(d)(e)		9,209	55,254
Vistra Energy Corp., expiring 12/31/2049(b)(e)		45,881	56,892

Total Rights (cost $1,170,021)			325,354

SHORT-TERM INVESTMENTS – 3.2%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(t)(u)(v) (cost $78,575,538)		78,575,538	78,575,538

		Principal Amount (000)
Time Deposits – 0.4%
BBH, New Yok 6.18%, 11/01/2023	ZAR	108	5,817
Citibank, New York 4.68%, 11/01/2023	U.S.$	10,349	10,349,318

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

SEB, Stockholm 2.85%, 11/01/2023	EUR	1,130	$1,195,352
4.17%, 11/01/2023	GBP	3	4,040

Total Time Deposits (cost $11,554,527)			11,554,527

Total Short-Term Investments (cost $90,130,065)			90,130,065

Total Investments – 101.3% (cost $3,377,398,165)			2,893,852,161
Other assets less liabilities – (1.3)%			(37,461,809)

Net Assets – 100.0%			$2,856,390,352

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	62	December 2023	$6,785,125	$(662,102)
U.S. T-Note 5 Yr (CBT) Futures	2,394	December 2023	250,116,892	(4,515,850)
U.S. T-Note 10 Yr (CBT) Futures	137	December 2023	14,545,547	(526,266)
U.S. Ultra Bond (CBT) Futures	148	December 2023	16,659,250	(2,196,859)

				$(7,901,077)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
BNP Paribas SA	COP	65,115,083	USD	15,970	11/16/2023	$202,101
Brown Brothers Harriman & Co.	GBP	369	USD	447	11/17/2023	(1,164)
Brown Brothers Harriman & Co.	EUR	505	USD	535	01/10/2024	(1,163)
Citibank, NA	GBP	8,958	USD	11,170	11/17/2023	280,954
Morgan Stanley Capital Services LLC	USD	5,932	GBP	4,851	11/17/2023	(35,438)
Morgan Stanley Capital Services LLC	EUR	99,958	USD	106,440	01/10/2024	313,379
Morgan Stanley Capital Services LLC	EUR	3,278	USD	3,478	01/10/2024	(2,337)
UBS AG	USD	2,776	CAD	3,821	01/10/2024	(16,629)

						$739,703

64 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

PUT WRITTEN OPTIONS (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
S&P 500 Index (w)	UBS AG	135	USD	3,980	November 2023	USD	53,730	$326,561	$(158,625)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	5.16%	USD	120,780	$(43,689)	$696,206	$(739,895)
iTraxx Europe Crossover Series 40, 5 Year Index, 12/20/2028*	5.00	Quarterly	4.51	EUR	14,870	402,150	607,692	(205,542)

						$358,461	$1,303,898	$(945,437)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,775	$(236,992)	$(600,230)	$363,238
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,758	(234,570)	(206,250)	(28,320)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,898	(386,656)	(333,220)	(53,436)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,140	(552,384)	(474,253)	(78,131)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	7,435	(991,966)	(859,291)	(132,675)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18,936	(2,526,338)	(2,048,031)	(478,307)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	117	(15,600)	(13,302)	(2,298)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,579	(477,478)	(404,502)	(72,976)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,134	(151,453)	(121,091)	(30,362)
Goldman Sachs International
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00	Quarterly	0.78	USD	1,300	15,089	2,291	12,798

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Avis Budget Car Rental LLC, 5.250%, 03/15/2025, 12/20/2023*	5.00%	Quarterly	0.78%	USD	1,440	$16,714	$3,972	$12,742
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	531	(70,952)	(113,196)	42,244
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	531	(70,952)	(113,196)	42,244
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	266	(35,432)	(65,723)	30,291
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	266	(35,476)	(54,783)	19,307
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	678	(90,506)	(79,256)	(11,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12,669	(1,690,246)	(1,667,729)	(22,517)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,001	(400,424)	(348,869)	(51,555)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,328	(177,381)	(334,679)	157,298
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,328	(177,159)	(310,358)	133,199

						$(8,290,162)	$(8,141,696)	$(148,466)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation (Depreciation)
Receive Total Return on Reference Obligation
BNP Paribas SA Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1	3 Month EURIBOR	Maturity	EUR	26,157	03/20/2024	$(171,309)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2023
Barclays Capital, Inc.	USD	8,779	(2.00)%*	11/03/2023	$8,744,571
Barclays Capital, Inc.	USD	2,402	4.00%	11/03/2023	2,427,234
Barclays Capital, Inc.†	USD	1,180	(2.00)%*	—	1,175,346
Barclays Capital, Inc.†	USD	1,178	0.00%	—	1,188,147
Barclays Capital, Inc.†	USD	278	2.25%	—	279,720
Barclays Capital, Inc.†	USD	1,875	3.50%	—	1,882,839
Barclays Capital, Inc.†	USD	3,000	3.75%	—	3,023,000
Barclays Capital, Inc.†	USD	2,984	3.75%	—	3,008,488

66 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at October 31, 2023
Barclays Capital, Inc.†	USD	2,030	3.75%	—	$2,045,732
Barclays Capital, Inc.†	USD	2,961	4.25%	—	2,970,475
HSBC Securities (USA), Inc.†	USD	4,188	5.44%	—	4,249,023
Jefferies LLC	USD	975	2.25%	11/03/2023	975,122
Jefferies LLC	USD	5,209	2.25%	11/03/2023	5,210,076
Jefferies LLC	USD	2,437	2.75%	11/03/2023	2,441,907
Jefferies LLC†	USD	883	2.25%	—	882,996
Jefferies LLC†	USD	419	2.25%	—	419,332
Jefferies LLC†	USD	1,288	3.50%	—	1,288,877
Jefferies LLC†	USD	475	4.50%	—	477,054
Jefferies LLC†	USD	484	4.75%	—	485,341
Jefferies LLC†	USD	467	4.75%	—	467,635

					$43,642,915

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on October 31, 2023.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days		31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$2,302,171	$6,185,198		$	– 0	–	$	– 0	–	$8,487,369
Corporates – Non-Investment Grade	13,878,823	11,171,805			– 0	–		– 0	–	25,050,628
Emerging Markets – Corporate Bonds	2,125,111	– 0	–		– 0	–		– 0	–	2,125,111
Emerging Markets – Sovereigns	1,288,877	2,441,907			– 0	–		– 0	–	3,730,784
Governments – Treasuries	4,249,023	– 0	–		– 0	–		– 0	–	4,249,023

Total	$23,844,005	$19,798,910		$	– 0	–	$	– 0	–	$43,642,915

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $1,950,963,537 or 68.3% of net assets.

(b)	Non-income producing security.

(c)	Defaulted matured security.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2023.

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.78% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
BBFI Liquidating Trust Zero Coupon, 12/30/2099	02/04/2013 - 11/12/2019	$1,858,977		$929,402		0.03%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-24, Class PT 10.215%, 08/15/2044	06/27/2019	90,050		88,800		0.00%
Consumer Loan Underlying Bond Club Certificate Issuer Trust I Series 2019-36, Class PT 12.508%, 10/17/2044	09/04/2019	193,715		188,283		0.01%
Digicel Group Holdings Ltd. 7.00%, 12/04/2023	11/28/2016 - 04/03/2023	767,099		35,807		0.00%
Exide Technologies 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Fideicomiso PA Concesion Ruta al Mar 6.75%, 02/15/2044	12/14/2017	4,831,835		2,299,857		0.08%
Fideicomiso PA Costera 6.25%, 01/15/2034	06/30/2016	2,442,874		1,724,150		0.06%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	10,780,373		7,397,415		0.26%
Intelsat Jackson Holdings SA 9.75%, 07/15/2025	06/21/2017 - 11/20/2017	– 0	–	– 0	–	0.00%
JPMorgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.935%, 10/25/2025	09/18/2015	2,036,905		2,068,169		0.07%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2022	5,622,018		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017 - 06/30/2022	3,941,905		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013 - 02/19/2015	12,955,187		– 0	–	0.00%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	2,583,665		9,593		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2021	4,733,143		244		0.00%
VTR Finance NV 6.375%, 07/15/2028	06/24/2020	632,000		108,609		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 - 02/27/2014	8,550,341		1,367		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550		250		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 - 02/05/2014	11,383,331		1,361		0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.685%, 11/25/2025	09/06/2016	1,365,043		1,384,398		0.05%

68 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.935%, 11/25/2025	09/28/2015 - 02/26/2018	$657,029	$677,919	0.02%
Wisconsin Public Finance Authority (Catholic Bishop of Chicago (The)) Series 2021 5.75%, 07/25/2041	08/03/2021	7,240,000	5,829,161	0.20%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(i)	Convertible security.

(j)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(k)	Defaulted.

(l)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Inverse interest only security.

(o)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2023.

(p)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(q)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(s)	IO – Interest Only.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	Affiliated investments.

(v)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(w)	One contract relates to 100 shares.

(x)	Escrow shares.

Currency Abbreviations:

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 69

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value Unaffiliated issuers (cost $3,298,822,627)	$2,815,276,623
Affiliated issuers (cost $78,575,538)	78,575,538
Cash	160,825
Cash collateral due from broker	2,405,161
Foreign currencies, at value (cost $4,066,922)	723,748
Unaffiliated interest receivable	45,540,808
Receivable for investment securities sold and foreign currency transactions	19,869,683
Receivable for unsettled reverse repurchase agreements	6,184,425
Receivable for capital stock sold	3,098,575
Unrealized appreciation on forward currency exchange contracts	796,434
Receivable for variation margin on centrally cleared swaps	486,044
Affiliated dividends receivable	277,159
Receivable from Affiliates	43,795
Market value of credit default swaps (net premiums paid $6,263)	31,803

Total assets	2,973,470,621

Liabilities
Written options, at value (premiums received $326,561)	158,625
Payable for reverse repurchase agreements	43,642,915
Payable for investment securities purchased	35,374,573
Payable for capital stock redeemed	15,778,507
Market value of credit default swaps (net premiums received $8,147,959)	8,321,965
Payable for unsettled reverse repurchase agreements	6,136,852
Payable for capital gains taxes	3,224,473
Dividends payable	1,676,473
Advisory fee payable	1,162,681
Distribution fee payable	305,946
Unrealized depreciation on total return swaps	171,309
Payable for variation margin on futures	151,398
Transfer Agent fee payable	107,726
Unrealized depreciation on forward currency exchange contracts	56,731
Administrative fee payable	20,014
Accrued expenses	790,081

Total liabilities	117,080,269

Net Assets	$2,856,390,352

Composition of Net Assets
Capital stock, at par	$442,327
Additional paid-in capital	4,088,447,082
Accumulated loss	(1,232,499,057)

$2,856,390,352

See notes to financial statements.

70 | AB HIGH INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$795,930,410	123,464,905	$6.45	*

C	$160,725,020	24,637,921	$6.52

Advisor	$1,701,260,634	263,503,039	$6.46

R	$16,542,029	2,566,947	$6.44

K	$4,401,286	683,172	$6.44

I	$64,805,625	10,028,390	$6.46

Z	$112,725,348	17,443,004	$6.46

*	The maximum offering price per share for Class A shares was $6.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB HIGH INCOME FUND | 71

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income
Interest	$239,030,059
Dividends
Affiliated issuers	2,674,412
Unaffiliated issuers	2,233,313
Other income	124,565	$244,062,349

Expenses
Advisory fee (see Note B)	15,007,488
Distribution fee—Class A	2,105,105
Distribution fee—Class C	1,842,965
Distribution fee—Class R	94,973
Distribution fee—Class K	13,209
Transfer agency—Class A	638,309
Transfer agency—Class C	140,221
Transfer agency—Advisor Class	1,371,685
Transfer agency—Class R	104,819
Transfer agency—Class K	24,073
Transfer agency—Class I	80,005
Transfer agency—Class Z	27,941
Custody and accounting	240,899
Audit and tax	210,018
Registration fees	174,204
Printing	173,732
Legal	106,482
Administrative	87,350
Directors’ fees	56,197
Miscellaneous	77,989

Total expenses before interest expense	22,577,664
Interest expense	1,314,393

Total expenses	23,892,057
Less: expenses waived and reimbursed by the Adviser (see Note B)	(48,983)

Net expenses		23,843,074

Net investment income		220,219,275

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(160,264,100)
Forward currency exchange contracts	(14,962,686)
Futures	(23,794,038)
Written options	(133,433)
Swaps	11,240,276
Foreign currency transactions	(8,752,401)
Net change in unrealized appreciation (depreciation) on:
Investments(b)	206,131,206
Forward currency exchange contracts	1,668,875
Futures	9,842,509
Written options	167,936
Swaps	4,333,600
Foreign currency denominated assets and liabilities	(994,920)

Net gain on investment and foreign currency transactions	24,482,824

Contributions from Affiliates (see Note B)	43,795

Net Increase in Net Assets from Operations	$244,745,894

(a)	Net of foreign realized capital gains taxes of $330,532.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $39,850.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$220,219,275	$214,076,955
Net realized loss on investment and foreign currency transactions	(196,666,382)	(124,326,929)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	221,149,206	(642,519,916)
Contributions from Affiliates (see Note B)	43,795	1,542

Net increase (decrease) in net assets from operations	244,745,894	(552,768,348)
Distributions to Shareholders
Class A	(60,992,538)	(63,807,361)
Class C	(11,910,730)	(14,384,272)
Advisor Class	(135,100,836)	(142,205,592)
Class R	(1,299,539)	(1,457,716)
Class K	(377,633)	(1,023,882)
Class I	(5,067,240)	(5,310,765)
Class Z	(9,512,312)	(13,300,188)
Return of Capital
Class A	(4,232,866)	– 0	–
Class C	(826,602)	– 0	–
Advisor Class	(9,375,963)	– 0	–
Class R	(90,188)	– 0	–
Class K	(26,208)	– 0	–
Class I	(351,665)	– 0	–
Class Z	(660,152)	– 0	–
Capital Stock Transactions
Net decrease	(205,504,306)	(637,925,886)

Total decrease	(200,582,884)	(1,432,184,010)
Net Assets
Beginning of period	3,056,973,236	4,489,157,246

End of period	$2,856,390,352	$3,056,973,236

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar

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collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities	Level 1			Level 2	Level 3		Total
Assets:
Corporates –Non-Investment Grade	$	– 0	–	$1,534,132,434	$5,485,103	#	$1,539,617,537
Corporates – Investment Grade		– 0	–	527,616,271	– 0	–	527,616,271
Emerging Markets –Corporate Bonds		– 0	–	182,631,684	932,380	#	183,564,064
Collateralized Mortgage Obligations		– 0	–	152,698,480	– 0	–	152,698,480
Bank Loans		– 0	–	100,133,880	4,049,487		104,183,367
Emerging Markets –Sovereigns		– 0	–	81,094,465	– 0	–	81,094,465
Collateralized Loan Obligations		– 0	–	77,301,874	– 0	–	77,301,874
Governments – Treasuries		– 0	–	42,215,289	– 0	–	42,215,289
Common Stocks		2,805,509		157	24,052,523	#	26,858,189
Quasi-Sovereigns		– 0	–	24,142,606	– 0	–	24,142,606
Local Governments – US Municipal Bonds		– 0	–	12,216,595	– 0	–	12,216,595
Inflation-Linked Securities		– 0	–	11,421,422	– 0	–	11,421,422

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Commercial Mortgage-Backed Securities	$	– 0	–	$11,008,599		$	– 0	–	$11,008,599
Preferred Stocks		5,649,254		– 0	–		– 0	–	5,649,254
Asset-Backed Securities		– 0	–	1,051,493			1,759,587		2,811,080
Purchased Options – Puts		– 0	–	997,650			– 0	–	997,650
Rights		– 0	–	– 0	–		325,354		325,354
Short-Term Investments:
Investment Companies		78,575,538		– 0	–		– 0	–	78,575,538
Time Deposits		– 0	–	11,554,527			– 0	–	11,554,527

Total Investments in Securities		87,030,301		2,770,217,426			36,604,434		2,893,852,161
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts		– 0	–	796,434			– 0	–	796,434
Centrally Cleared Credit Default Swaps		– 0	–	402,150			– 0	–	402,150 †
Credit Default Swaps		– 0	–	31,803			– 0	–	31,803
Liabilities
Futures		(7,901,077)		– 0	–		– 0	–	(7,901,077)†
Forward Currency Exchange Contracts		– 0	–	(56,731)			– 0	–	(56,731)
Put Written Options		– 0	–	(158,625)			– 0	–	(158,625)
Centrally Cleared Credit Default Swaps		– 0	–	(43,689)			– 0	–	(43,689)†
Credit Default Swaps		– 0	–	(8,321,965)			– 0	–	(8,321,965)
Total Return Swaps		– 0	–	(171,309)			– 0	–	(171,309)
Reverse Repurchase Agreements		(43,642,915)		– 0	–		– 0	–	(43,642,915)

Total		$35,486,309		$2,762,695,494			$36,604,434		$2,834,786,237

#	The Fund held securities with zero market value at period end.

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade #			Emerging Markets - Corporate Bonds #		Bank Loans		Common Stocks #
Balance as of 10/31/22		$903,863		$1,307,709		$26,419,137			$12,067,358
Accrued discounts/(premiums)		4,927		3,814		– 0	–		– 0	–
Realized gain (loss)		– 0	–	6,034		(416,842)			88,518
Change in unrealized appreciation (depreciation)		(718,821)		(382,307)		(92,630)			(1,774,409)
Purchases		5,295,134		– 0	–	4,236,350			– 0	–
Sales		– 0	–	(6,034)		(20,499,313)			(88,702)
Reclassification		– 0	–	– 0	–	– 0	–		(0	)*
Transfers into Level 3		– 0	–	3,164		1,980,382			13,759,758
Transfers out of Level 3		– 0	–	– 0	–	(7,577,597)			– 0	–

Balance as of 10/31/23		$5,485,103		$932,380		$4,049,487			$24,052,523

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/23**		$(718,821)		$(382,307)		$(1,342,499)			$(1,774,409)

	Preferred Stocks			Asset- Backed Securities		Rights		Warrants
Balance as of 10/31/22		$4,734,000		$158,281		$51,616			$4,585,073
Accrued discounts/(premiums)		– 0	–	2,444		– 0	–		– 0	–
Realized gain (loss)		– 0	–	30,367		– 0	–		(772,300)
Change in unrealized appreciation (depreciation)		(4,089,680)		(368)		(896,282)			(3,812,773)
Purchases/Payups		26,703		2,455,125		1,170,020			– 0	–
Sales/Paydowns		(671,023)		(886,262)		– 0	–		– 0	–
Reclassification		– 0	–	– 0	–	0	*		– 0	–
Transfers into Level 3		– 0	–	– 0	–	– 0	–		– 0	–
Transfers out of Level 3		– 0	–	– 0	–	– 0	–		– 0	–

Balance as of 10/31/23	$	– 0	–	$1,759,587		$325,354		$	– 0	–

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/23**	$	– 0	–	$31,977		$(896,282)		$	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

	Governments - Sovereign Bonds			Total
Balance as of 10/31/22	$	– 0	–	$50,227,037
Accrued discounts/(premiums)		– 0	–	11,185
Realized gain (loss)		(333,659)		(1,397,882)
Change in unrealized appreciation (depreciation)		1,373,314		(10,393,956)
Purchases/Payups		– 0	–	13,183,332
Sales/Paydowns		(1,039,655)		(23,190,989)
Reclassification		– 0	–	– 0	–
Transfers into Level 3		– 0	–	15,743,304
Transfers out of Level 3		– 0	–	(7,577,597)

Balance as of 10/31/23	$	– 0	–	$36,604,434

Net change in unrealized appreciation (depreciation) from investments held as of 10/31/23**	$	– 0	–	$(5,082,341)

#	The Fund held securities with zero market value that were sold/expired/written off during the reporting period.

*	Amount is less than $0.50.

**

The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments and other financial instruments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2023. Securities priced (i) by third party vendors, (ii) by brokers or (iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/23			Valuation Technique	Unobservable Input	Input
Corporates – Non- Investment Grade		$433,572		Recovery	Discount Rate and Assumed Recovery on Claim	20% & 50%
	$	– 0	–	Qualitative Assessment		$0.00

		$433,572

Emerging Markets –Corporate Bonds.		$929,402		Recovery	Expected Sale Price	$42.75
	$	– 0	–	Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$929,402

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NOTES TO FINANCIAL STATEMENTS (continued)

	Fair Value at 10/31/23			Valuation Technique	Unobservable Input	Input
Common Stocks		$1,910,968		NAV Calculation	Catastrophe Claims	$742.22
		$1,266,085		Guideline Public Company, Discounted Cash Flow, and Option Pricing Model	Volatility and Weighted Average Cost of Capital	30% & 14.5%
		$5		Qualitative Assessment		$0.00
	$	– 0	–	Qualitative Assessment		$0.00

		$3,177,058

Rights		$148,745		Intrinsic Calculation for Rights	Asset Value	$0.29

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Assumed Recovery on Claim, Expected Sale Price, Catastrophe Claims, Volatility and Weighted Average Cost of Capital and Asset Value in isolation would be expected to result in a significantly higher (lower) fair value measurement. Significant increases (decreases) in Discount Rate in isolation would be expected to result in a significantly lower (higher) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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NOTES TO FINANCIAL STATEMENTS (continued)

accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2023, the reimbursement for such services amounted to $87,350.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $716,965 for the year ended October 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $32,021 from the sale of Class A shares and received $3,616 and $4,978 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended October 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2023, such waiver amounted to $48,983.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,097	$921,100	$852,621	$78,576	$2,674

During the year ended October 31, 2023 and the year ended October 31, 2022, the Adviser reimbursed the Fund $43,795 and $1,542, respectively, for trading losses incurred due to an expense accrual error and a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $20,064,507, $1,358,117 and $1,440,590 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2023, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$966,666,904	$1,259,954,359
U.S. government securities	53,875,780	90,583,446

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$3,378,389,147

Gross unrealized appreciation	$53,738,736
Gross unrealized depreciation	(529,289,747)

Net unrealized depreciation	$(475,551,011)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended October 31, 2023, the Fund held purchased options for hedging purposes.

During the year ended October 31, 2023, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the

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counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Payable for variation margin on futures	$7,901,077	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$796,434	Unrealized depreciation on forward currency exchange contracts	56,731

Credit contracts	Market value of credit default swaps	31,803	Market value of credit default swaps	8,321,965

Credit contracts			Payable for variation margin on centrally cleared swaps	945,437	*

Credit contracts			Unrealized depreciation on total return swaps	171,309

Equity contracts	Investment in securities, at value	997,650	Written options, at value	158,625

Total		$1,825,887		$17,555,144

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(23,794,038)	$9,842,509

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(14,962,686)	1,668,875

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	$11,240,276	$4,333,600

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	1,211,432	434,291

Equity contracts	Net realized gain/(loss) on written options; Net change in unrealized appreciation (depreciation) on written options	(133,433)	167,936

Total		$(26,438,449)	$16,447,211

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$109,500,926
Credit Default Swaps:
Average notional amount of sale contracts	$85,366,478
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$19,431,351	(a)
Average principal amount of sale contracts	$177,447,240
Futures:
Average notional amount of buy contracts	$314,279,346
Total Return Swaps:
Average notional amount	$27,993,390
Written Options:
Average notional amount	$89,550,000	(b)
Purchased Options:
Average notional amount	$94,950,000	(b)

(a)	Positions were open for ten months during the reporting period.

(b)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral

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received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
BNP Paribas SA	$202,101	$(171,309)		$	– 0	–	$	– 0	–	$30,792
Citibank, NA/Citigroup Global Markets, Inc.	280,954	(280,954)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	31,803	(31,803)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	313,379	(313,379)			– 0	–		– 0	–	– 0	–

Total	$828,237	$(797,445)		$	– 0	–	$	– 0	–	$30,792	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
BNP Paribas SA	$171,309	$(171,309)		$	– 0	–	$	– 0	–	$ – 0	–
Brown Brothers Harriman & Co.	2,327	– 0	–		– 0	–		– 0	–	2,327
Citibank, NA/Citigroup Global Markets, Inc.	4,928,906	(280,954)			– 0	–		(4,647,952)		– 0	–
Credit Suisse International	493,078	– 0	–		– 0	–		(493,078)		– 0	–
Deutsche Bank AG	151,453	– 0	–		– 0	–		(151,453)		– 0	–
Goldman Sachs International	1,993,564	(31,803)			– 0	–		(1,961,761)		– 0	–
JPMorgan Securities, LLC	400,424	– 0	–		– 0	–		(400,424)		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley & Co. International PLC	392,315	(313,379)			– 0	–		(78,936)		– 0	–
UBS AG	16,629	– 0	–		– 0	–		– 0	–	16,629

Total	$8,550,005	$(797,445)		$	– 0	–		$(7,733,604)		$18,956	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment

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opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended October 31, 2023, the average amount of reverse repurchase agreements outstanding was $43,311,927 and the daily weighted average interest rate was 1.82%. At October 31, 2023, the Fund had reverse repurchase agreements outstanding in the amount of $43,642,915 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of October 31, 2023:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$26,745,552	$(26,745,552)	$	– 0	–
HSBC Securities (USA), Inc.	4,249,023	(4,086,690)		162,333
Jefferies LLC	12,648,340	(12,648,340)		– 0	–

	$43,642,915	$(43,480,582)		$162,333

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class A
Shares sold	12,458,971	15,905,777	$82,394,648	$114,246,772

Shares issued in reinvestment of dividends	5,881,608	5,379,949	38,845,296	38,153,605

Shares converted from Class C	4,394,554	5,949,667	28,944,816	42,847,087

Shares redeemed	(31,972,273)	(39,564,398)	(210,896,689)	(287,018,195)

Net decrease	(9,237,140)	(12,329,005)	$(60,711,929)	$(91,770,731)

Class C
Shares sold	2,166,738	2,841,916	$14,482,876	$20,677,368

Shares issued in reinvestment of dividends	979,489	1,046,960	6,548,705	7,544,238

Shares converted to Class A	(4,342,602)	(5,881,400)	(28,944,816)	(42,847,087)

Shares redeemed	(4,849,930)	(7,531,486)	(32,400,097)	(55,218,726)

Net decrease	(6,046,305)	(9,524,010)	$(40,313,332)	$(69,844,207)

Advisor Class
Shares sold	98,904,270	98,562,595	$656,464,588	$705,569,610

Shares issued in reinvestment of dividends	11,956,423	10,842,418	79,079,235	77,264,645

Shares redeemed	(119,438,185)	(160,045,623)	(787,957,627)	(1,148,316,821)

Net decrease	(8,577,492)	(50,640,610)	$(52,413,804)	$(365,482,566)

Class R
Shares sold	460,012	596,584	$3,044,770	$4,381,283

Shares issued in reinvestment of dividends	209,620	204,455	1,384,983	1,453,535

Shares redeemed	(1,244,857)	(1,772,955)	(8,230,010)	(13,313,101)

Net decrease	(575,225)	(971,916)	$(3,800,257)	$(7,478,283)

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	Shares		Amount
	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2023	Year Ended October 31, 2022

Class K
Shares sold	241,851	547,575	$1,600,397	$4,111,068

Shares issued in reinvestment of dividends	60,908	135,766	402,649	1,012,782

Shares redeemed	(518,534)	(4,593,538)	(3,443,015)	(34,469,579)

Net decrease	(215,775)	(3,910,197)	$(1,439,969)	$(29,345,729)

Class I
Shares sold	1,831,650	1,857,901	$12,122,854	$13,752,642

Shares issued in reinvestment of dividends	790,933	717,028	5,236,818	5,098,333

Shares redeemed	(3,093,462)	(3,437,334)	(20,457,067)	(24,866,171)

Net decrease	(470,879)	(862,405)	$(3,097,395)	$(6,015,196)

Class Z
Shares sold	18,765,251	19,078,479	$124,164,250	$139,258,177

Shares issued in reinvestment of dividends	1,425,384	1,763,658	9,436,408	12,574,282

Shares redeemed	(26,773,451)	(30,083,081)	(177,328,278)	(219,821,633)

Net decrease	(6,582,816)	(9,240,944)	$(43,727,620)	$(67,989,174)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank

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NOTES TO FINANCIAL STATEMENTS (continued)

monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$224,260,828	$241,489,776

Total taxable distributions paid	$224,260,828	$241,489,776
Return of Capital	15,563,644	– 0	–

Total distributions paid	$239,824,472	$241,489,776

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(705,657,127	)(a)
Unrealized appreciation (depreciation)	(504,091,970	)(b)

Total accumulated earnings (deficit)	$(1,209,749,097	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $705,657,127.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $185,581,812 and

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NOTES TO FINANCIAL STATEMENTS (continued)

a net long-term capital loss carryforward of $520,075,315, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the Adviser resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.47	.41	.40	.41	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(1.48)	.53	(.59)	.11

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.52	(1.07)	.93	(.18)	.58

Less: Dividends and Distributions

Dividends from net investment income	(.48)	(.47)	(.44)	(.48)	(.41)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.12)

Total dividends and distributions	(.51)	(.47)	(.48)	(.48)	(.53)

Net asset value, end of period	$ 6.45	$ 6.44	$ 7.98	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	8.21%	(13.83)%	12.52	%^	(2.02	)%^	7.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$795,930	$854,235	$1,157,302	$1,143,143	$1,329,150

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.90%	.90%	.84%	.86%	.87%

Expenses, before waivers/ reimbursements(e)†	.90%	.90%	.84%	.86%	.88%

Net investment income(b)	7.11%	5.69%	4.95%	5.43%	5.82%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.51	$ 8.07	$ 7.62	$ 8.29	$ 8.24

Income From Investment Operations

Net investment income(a)(b)	.42	.35	.33	.35	.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(1.50)	.54	(.60)	.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.47	(1.15)	.87	(.25)	.51

Less: Dividends and Distributions

Dividends from net investment income	(.43)	(.41)	(.38)	(.42)	(.35)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.11)

Total dividends and distributions	(.46)	(.41)	(.42)	(.42)	(.46)

Net asset value, end of period	$ 6.52	$ 6.51	$ 8.07	$ 7.62	$ 8.29

Total Return

Total investment return based on net asset value(d)	7.29	%^	(14.69)%	11.65	%^	(2.86	)%^	6.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$160,725	$199,870	$324,644	$456,375	$649,108

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	1.64%	1.64%	1.58%	1.61%	1.62%

Expenses, before waivers/ reimbursements(e)†	1.64%	1.64%	1.59%	1.61%	1.62%

Net investment income(b)	6.26%	4.81%	4.14%	4.56%	5.00%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.45	$ 7.99	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.49	.43	.42	.43	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(1.49)	.53	(.59)	.11

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.54	(1.06)	.95	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.48)	(.46)	(.50)	(.42)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.53)	(.48)	(.50)	(.50)	(.55)

Net asset value, end of period	$ 6.46	$ 6.45	$ 7.99	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	8.46%	(13.70)%	12.92	%^	(1.77	)%^	7.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,701,261	$1,754,072	$2,579,006	$3,077,869	$2,976,343

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.64%	.64%	.59%	.61%	.62%

Expenses, before waivers/ reimbursements(e)†	.65%	.65%	.59%	.61%	.63%

Net investment income(b)	7.34%	5.90%	5.20%	5.57%	6.05%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.42	.38	.36	.38	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(1.48)	.54	(.59)	.10

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.48	(1.10)	.90	(.21)	.54

Less: Dividends and Distributions

Dividends from net investment income	(.45)	(.44)	(.41)	(.45)	(.38)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.11)

Total dividends and distributions	(.48)	(.44)	(.45)	(.45)	(.49)

Net asset value, end of period	$ 6.44	$ 6.44	$ 7.98	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	7.56	%^	(14.30)%	12.17	%^	(2.49	)%^	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,542	$20,238	$32,847	$38,435	$57,226

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	1.62%	1.31%	1.27%	1.32%	1.28%

Expenses, before waivers/ reimbursements(e)†	1.62%	1.31%	1.27%	1.33%	1.28%

Net investment income(b)	6.38%	5.24%	4.53%	4.93%	5.43%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.44	$ 7.99	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.44	.39	.39	.40	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(1.49)	.54	(.59)	.10

Contributions from Affiliates	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.50	(1.10)	.93	(.19)	.57

Less: Dividends and Distributions

Dividends from net investment income	(.47)	(.45)	(.43)	(.47)	(.40)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.12)

Total dividends and distributions	(.50)	(.45)	(.47)	(.47)	(.52)

Net asset value, end of period	$ 6.44	$ 6.44	$ 7.99	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	7.89%	(14.07)%	12.53	%^	(2.15	)%^	7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,401	$5,792	$38,413	$68,253	$110,135

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	1.27%	.97%	.94%	.98%	.94%

Expenses, before waivers/ reimbursements(e)†	1.28%	.97%	.94%	.98%	.94%

Net investment income(b)	6.73%	5.15%	4.87%	5.27%	5.76%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.48	.43	.42	.42	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.06	(1.50)	.54	(.58)	.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.54	(1.07)	.96	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.48)	(.46)	(.50)	(.42)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.53)	(.48)	(.50)	(.50)	(.55)

Net asset value, end of period	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	8.42%	(13.72)%	12.91	%^	(1.81	)%^	7.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$64,806	$67,757	$90,893	$131,550	$167,518

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.69%	.66%	.59%	.64%	.60%

Expenses, before waivers/ reimbursements(e)†	.69%	.66%	.59%	.64%	.60%

Net investment income(b)	7.30%	5.91%	5.21%	5.57%	6.09%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.49	.43	.42	.43	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	(1.49)	.55	(.59)	.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.54	(1.06)	.97	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.50)	(.49)	(.47)	(.50)	(.42)

Return of capital	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.53)	(.49)	(.51)	(.50)	(.55)

Net asset value, end of period	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	8.51%	(13.64)%	12.99	%^	(1.76	)%^	7.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$112,725	$155,009	$266,052	$307,946	$330,538

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.59%	.57%	.53%	.59%	.54%

Expenses, before waivers/ reimbursements(e)†	.59%	.57%	.53%	.59%	.54%

Net investment income(b)	7.37%	5.96%	5.26%	5.66%	6.16%

Portfolio turnover rate	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 112.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,
	2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.85%	.87%	.84%	.86%	.85%
Before waivers/reimbursements	.85%	.87%	.84%	.86%	.86%
Class C
Net of waivers/reimbursements	1.60%	1.61%	1.58%	1.60%	1.60%
Before waivers/reimbursements	1.60%	1.61%	1.59%	1.60%	1.60%
Advisor Class
Net of waivers/reimbursements	.60%	.62%	.59%	.60%	.60%
Before waivers/reimbursements	.61%	.63%	.59%	.60%	.61%
Class R
Net of waivers/reimbursements	1.58%	1.28%	1.27%	1.32%	1.26%
Before waivers/reimbursements	1.58%	1.28%	1.27%	1.33%	1.26%
Class K
Net of waivers/reimbursements	1.23%	.97%	.94%	.97%	.92%
Before waivers/reimbursements	1.24%	.97%	.94%	.97%	.92%
Class I
Net of waivers/reimbursements	.64%	.63%	.59%	.64%	.58%
Before waivers/reimbursements	.64%	.63%	.59%	.64%	.58%
Class Z
Net of waivers/reimbursements	.55%	.54%	.53%	.58%	.52%
Before waivers/reimbursements	.55%	.54%	.53%	.58%	.52%

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 28, 2023

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2023.

For foreign shareholders, 62.46% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. DiClementi, Distenfeld, Malik, Sheridan, and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 47 (2021)

Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,++ Chairman of the Board 71 (2008)	Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,++ 72 (2020)	Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	82	Moody’s Corporation since April 2011

Michael J. Downey,++ 79 (2005)	Private Investor since prior to 2018. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,++ 75 (2006)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,++ 71 (2020)	Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,++ 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.++ 82 (2005)	Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested director of the Fund”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

++	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 47	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Head of Fixed Income.

Christian DiClementi 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018.

Fahd Malik, 39	Vice President	Senior President of the Adviser**, with which he has been associated since prior to 2018.

Matthew S. Sheridan, 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director of Multi-Sector Fixed Income.

William Smith, 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Director of US High Yield Credit.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2018.

Stephen M. Woetzel, 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke, 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser** in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

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purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

abfunds.com	AB HIGH INCOME FUND | 131

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

132 | AB HIGH INCOME FUND	abfunds.com

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0151-1023

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Income	2022	$169,203	$—	$31,574
	2023	$169,203	$—	$37,079

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Income	2022	$1,964,032	$31,574
			$—
			$(31,574)
	2023	$1,798,109	$37,079
			$—
			$(37,079)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM	11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 29, 2023